                                                                    Exhibit 10.1

                                   AMENDMENT
                                       TO
                         SECURITIES PURCHASE AGREEMENT

     AMENDMENT TO SECURITIES PURCHASE AGREEMENT (this "AMENDMENT") dated as of May 11, 2001, among AirNet Communications Corporation, a Delaware corporation (the "COMPANY"), and Tandem PCS Investments, L.P., Mellon Ventures, L.P. and SCP Private Equity Partners II, L.P. (collectively, the "PURCHASERS").

     WHEREAS, the common stock of the Company is listed on, and is governed by the rules of, the Nasdaq Stock Market, Inc. ("NASDAQ");

     WHEREAS, the Company and the Purchasers wish to amend Exhibit A, the Form of Certificate of Designation, to the Securities Purchase Agreement among the Company and the Purchasers dated as of April 2, 2001 (the "AGREEMENT"), to address comments received from Nasdaq relating to Rule 4351 of the Nasdaq Marketplace Rules; and

     WHEREAS, the Company intends to use its best efforts to amend the Certificate of Incorporation to provide that the holders of Series B Preferred Stock will be entitled to elect two of the Company's nine directors;

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Amendment, the parties agree as follows:

     1. Exhibit A to the Agreement shall be amended and restated as set forth in
Exhibit 1 to this Amendment.

     2. Section 6.13 of the Agreement shall be amended by adding the following sentence to the end of said Section 6.13:

     "The Company shall use its best efforts to amend the Certificate of Incorporation to provide that the holders of Series B Preferred Stock will be entitled to elect two of the Company's nine directors."

     3. Except as modified by this Amendment, the Agreement shall remain in full force and effect.

     4. Capitalized terms used but not otherwise defined in this Amendment shall have the meanings given to such terms in the Agreement.

     5. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year first above written.

                                          COMPANY:

                                          AIRNET COMMUNICATIONS CORPORATION

                                          By: /s/ R. Lee Hamiton, Jr.
                                          --------------------------------------
                                          Name: R. Lee Hamiton, Jr.
                                          --------------------------------------
                                          Title: President & CEO
                                          --------------------------------------

                                          PURCHASERS:

                                          TANDEM PCS INVESTMENTS, L.P.

                                          By: /s/ Helene Belanger
                                          --------------------------------------
                                          Name: Helene Belanger
                                          --------------------------------------
                                          Title: Vice President
                                          --------------------------------------

                                          By: /s/ Lynn C. McDonald
                                          --------------------------------------
                                          Name: Lynn C. McDonald
                                          --------------------------------------
                                          Title: Vice President and Secretary
                                          --------------------------------------

                                          MELLON VENTURES, L.P.

                                          By: MVMA, L.P., its General Partner
                                          By: MVMA, Inc., its General Partner

                                          By: /s/ Joseph A. Woods
                                          --------------------------------------
                                          Name: Joseph A. Woods
                                          --------------------------------------
                                          Title: Associate
                                          --------------------------------------

                                          SCP PRIVATE EQUITY PARTNERS II. L.P.

                                          By:SCP PRIVATE EQUITY II GENERAL
                                             PARTNER, L.P.

                                          By:SCP PRIVATE EQUITY II GENERAL
                                             PARTNER, LLC, its Manager

                                          By: /s/ James W. Brown
                                          --------------------------------------
                                          Name: James W. Brown
                                          --------------------------------------
                                          Title: Manager
                                          --------------------------------------

                                   EXHIBIT 1

                       FORM OF CERTIFICATE OF DESIGNATION
                                (SEE APPENDIX C)

                         SECURITIES PURCHASE AGREEMENT

                                     AMONG

                       AIRNET COMMUNICATIONS CORPORATION

                                      AND

                  THE SEVERAL PURCHASERS NAMED IN SCHEDULE 2.1

                           Dated as of April 2, 2001

                               TABLE OF CONTENTS

List of Exhibits...........................................................  iii
List of Schedules..........................................................  iii
ARTICLE I  Definitions.....................................................    1
ARTICLE II  Sale and Purchase of Purchased Securities......................    3
Section 2.1.   Sale and Purchase of Purchased Securities...................    3
Section 2.2.   Closings....................................................    4
Section 2.3.   Use of Proceeds.............................................    4
Section 2.4.   Consummation of Transactions................................    4
ARTICLE III  Representations and Warranties of the Company.................    5
Section 3.1    Organization and Qualification..............................    5
Section 3.2    Authorization; Enforcement..................................    5
Section 3.3    Intentionally Omitted.......................................    5
Section 3.4    Capitalization..............................................    5
Section 3.5    Issuance of Shares..........................................    6
Section 3.6    No Conflicts................................................    6
Section 3.7    SEC Documents, Financial Statements.........................    7
Section 3.8    Absence of Certain Changes..................................    7
Section 3.9    Absence of Litigation.......................................    7
Section 3.10   Intellectual Property.......................................    8
Section 3.11   Foreign Corrupt Practices...................................    8
Section 3.12   Disclosure..................................................    8
Section 3.13   Acknowledgment Regarding Purchasers' Purchase of the            8
               Purchased Securities........................................
Section 3.14   Listing.....................................................    9
Section 3.15   Form S-3 Eligibility........................................    9
Section 3.16   No General Solicitation.....................................    9
Section 3.17   No Integrated Offering......................................    9
Section 3.18   No Brokers..................................................    9
Section 3.19   Securities Laws.............................................    9
Section 3.20   Title.......................................................    9
Section 3.21   Tax Status..................................................    9
Section 3.22   Environmental Matters.......................................   10
Section 3.23   Insurance...................................................   10
Section 3.24   Compliance with Laws........................................   10
Section 3.25   Interested Party Transactions...............................   10
ARTICLE IV  Purchasers' Representations....................................   11
Section 4.1.   Investment Intent...........................................   11
Section 4.2.   Authorization...............................................   11
Section 4.3.   Enforceability..............................................   11
Section 4.4.   Exemption...................................................   11
Section 4.5.   Experience..................................................   11
Section 4.6.   Restrictions on Resale......................................   11
Section 4.7    Legends.....................................................   12
ARTICLE V  Conditions to the Purchaser's Obligations to Purchase at the
  Closing..................................................................   12
Section 5.1.   Related Agreements..........................................   12
Section 5.2.   Charter Documents; Good Standing Certificates...............   13

Section 5.3.   Proof of Corporate Action...................................  13
Section 5.4.   Incumbency Certificate......................................  13
Section 5.5.   Legal Opinion...............................................  13
Section 5.6.   Legality; Governmental and Other Authorizations.............  13
Section 5.7.   Payment of Certain Fees and Disbursements...................  13
Section 5.8.   Delivery of Purchased Securities............................  13
Section 5.9.   General.....................................................  13
Section 5.10.  Shareholder Approval........................................  13
Section 5.11.  Minimum Offering............................................  13
Section 5.12   Filing of Certificate of Designation........................  14
Section 5.13   Auditors Report.............................................  14
Section 5.14   Information Rights..........................................  14
ARTICLE VI  Covenants......................................................  14
Section 6.1    Form D; Blue Sky Laws.......................................  14
Section 6.2    Reporting Status............................................  14
Section 6.3    Use of Proceeds.............................................  14
Section 6.4    Expenses....................................................  14
Section 6.5    Financial Information.......................................  14
Section 6.6    Reservation of Shares.......................................  14
Section 6.7    Listing.....................................................  15
Section 6.8    Corporate Existence.........................................  15
Section 6.9    No Integrated Offerings.....................................  15
Section 6.10   Legal Compliance............................................  15
Section 6.11   Registration on Form S-3....................................  15
Section 6.12   Conduct of Business.........................................  15
Section 6.13.  Board Seats.................................................  16
Section 6.14.  Subsequent Offering.........................................  16
ARTICLE VII  Transfer Agent Instructions...................................  16
ARTICLE VIII  Conditions to the Company's Obligations......................  16
Section 8.1.   Related Agreements..........................................  16
Section 8.2.   Representations and Warranties; Satisfaction of Conditions;   17
               Officer's Certificate.......................................
Section 8.3.   Legality; Governmental and Other Authorizations.............  17
ARTICLE IX  Subsequent Holders of Purchased Securities.....................  17
ARTICLE X  Indemnity.......................................................  17
Section 10.1.  Indemnification.............................................  17
Section 10.2.  Transaction Costs...........................................  17
Section 10.3.  Procedures..................................................  18
Section 10.4.  Survival of Obligations.....................................  18
ARTICLE XI  Notices........................................................  18
ARTICLE XII  Termination; Survival.........................................  19
Section 12.1.  Termination.................................................  19
Section 12.2.  Effect of Termination.......................................  20
Section 12.3.  Survival....................................................  20
ARTICLE XIII  Amendments and Waivers.......................................  20
ARTICLE XIV  Choice of Law; Submission to Jurisdiction and Waiver of Jury
  Trial....................................................................  20
Section 14.1.  Governing Law...............................................  20
Section 14.2.  Equitable Remedies..........................................  20

ARTICLE XV  Confidentiality; Right to Publicize............................  21
ARTICLE XVI  Entire Agreement; Counterparts; Section Headings..............  21

                                LIST OF EXHIBITS

EXHIBIT A  Form of Certificate of Designation
EXHIBIT B  Registration Rights Agreement and form of Counterpart
             Signature Pages
EXHIBIT C  Form of Warrant
EXHIBIT D  Form of Company Counsel Opinion
EXHIBIT E  Form of Escrow Agreement
EXHIBIT F  Form of Management Rights Letter/SCP
EXHIBIT G  Form of Investor Rights Letter/Tandem
EXHIBIT H  Form of Investor Rights Letter/Mellon

                               LIST OF SCHEDULES

Schedule 2.1  Purchased Securities
Schedule 3.4  Capitalization
Schedule 3.9  Litigation

                         SECURITIES PURCHASE AGREEMENT

     THIS SECURITIES PURCHASE AGREEMENT (the "AGREEMENT") dated as of April 2, 2001 among AirNet Communications Corporation, a Delaware corporation (the "COMPANY"), and The Several Purchasers Named In Schedule 2.1, as amended and supplemented from time to time (each a "PURCHASER" and collectively, the "PURCHASERS").

     WHEREAS, the Company wishes to issue and sell to the Purchasers shares of the Company's authorized but unissued Series B Convertible Preferred Stock, $0.01 par value per share (the "PREFERRED SHARES") and warrants to purchase shares of the Company's authorized but unissued Common Stock, $0.001 par value per share (the "WARRANTS" and, together with the Preferred Shares, collectively the "PURCHASED SECURITIES"); and

     WHEREAS, the Purchasers, severally and not jointly, wish to purchase the Purchased Securities on the terms and subject to the conditions set forth in this Agreement.

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

     For all purposes of this Agreement the following terms shall have the meanings set forth in this Article I:

          "AFFILIATE" means, as applied to the Company or any other specified Person, any Person directly or indirectly controlling, controlled by or under direct or indirect common control with the Company (or other specified Person). For purposes of this definition, "CONTROL" (including the terms "CONTROLLING" and "CONTROLLED") means the power to direct or cause the direction of the management and policies of a Person, directly or indirectly, whether through the ownership of securities or partnership or other ownership interests, by contract or otherwise. Notwithstanding the foregoing, no Purchaser shall be considered an "AFFILIATE" of the Company under this Agreement.

          "BLUE SKY FILINGS" has the meaning specified in SECTION 3.5 of this Agreement.

          "BUSINESS DAY" means any day other than a Saturday, Sunday or a legal holiday in Miami, Florida or any other day on which commercial banks in such State are authorized by law or government decree to close.

          "CAPITAL SECURITIES" means, as to any Person that is a corporation, the authorized shares of such Person's capital stock, including all classes of common, preferred, voting and nonvoting capital stock, and, as to any Person that is not a corporation or an individual, the ownership shares in such Person, including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such shares include voting or similar rights entitling the holder thereof to exercise control over such Person.

          "CERTIFICATE OF DESIGNATION" means the Series B Convertible Preferred Stock Certificate of Designation, as filed with the Delaware Secretary of State on or before the Closing Date, in the form of EXHIBIT A hereto.

          "CHARTER" means, as to a corporation, the articles or certificate of incorporation, as to a general or limited partnership, the joint venture or partnership agreement or articles or other organizational document, as to a limited liability company, the operating or limited liability company agreement or articles or certificate of formation, and as to any other Person other than an individual, any statute, articles or other organizational document, each as from time to time amended or modified.

          "CLOSING" has the meaning specified in SECTION 2.2 of this Agreement.

          "CLOSING DATE" has the meaning specified in SECTION 2.2 of this Agreement.

          "CODE" means the Internal Revenue Code of 1986, as amended.

          "COMMON STOCK" has the meaning specified in SECTION 3.4 of this Agreement.

          "COMPANY" has the meaning specified in the introduction to this Agreement.

          "CONSENTS" means all consents and approvals of Governmental Authorities or other third parties necessary to authorize, approve or permit the Person indicated to consummate the transactions contemplated hereby.

          "CONVERTIBLE SECURITIES" means securities, obligations, rights, agreements or arrangements that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes the Purchased Securities, and any options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other Capital Securities or obligations that are, directly or indirectly, convertible into or exchangeable for Common Stock.

          "DAMAGES" has the meaning specified in SECTION 8.1 of this Agreement.

          "ESCROW AGREEMENT" means the Closing Escrow Agreement dated as of the date hereof among the Company, the Purchasers and SunTrust Bank, as Escrow Agent, in the form of EXHIBIT E hereto.

          "GOVERNMENTAL AUTHORITY" means any government or any agency, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government (foreign, federal, local or otherwise) and shall include any international regulatory or trade body or organization.

          "INDEMNITEE" has the meaning specified in SECTION 8.1 hereof.

          "LAW" means applicable common law and any statute, ordinance, code or other law, rule, permit, permit condition, regulation, order, decree, technical or other standard, requirement or procedure enacted, adopted, promulgated, applied or followed by any Governmental Authority.

          "LICENSE" means a license, permit, certificate of authority, waiver, approval, certificate of public convenience and necessity, registration or other authorization, consent or clearance to transact an activity or operate a business, or to use an asset or process, in each case issued or granted by a Governmental Authority.

          "LIEN" means (a) any encumbrance, mortgage, pledge, lien, charge or other security interest of any kind upon any property or assets of any character, or upon the income or profits therefrom; (b) any acquisition of or agreement to have an option to acquire any property or assets upon conditional sale or other title retention agreement, device or arrangement (including a capitalized lease); or (c) any sale, assignment, pledge or other transfer for security of any accounts, general intangibles or chattel paper, with or without recourse.

          "MATERIAL ADVERSE EFFECT" means (a) an adverse effect on the validity or enforceability of this Agreement or any of the Related Agreements in any material respect, (b) a material adverse effect on the condition (financial or other), business, results of operations, ability to conduct business, properties or prospects of the indicated Person (and its subsidiaries, if any), or (c) an impairment of the ability of the indicated Person (and its subsidiaries, if any) to fulfill its obligations under this Agreement or any of the Related Agreements in any material respect.

          "PERSON" means an individual, partnership, limited liability company, corporation, association, trust, joint venture, unincorporated organization, and any government, governmental department or agency or political subdivision thereof.

          "PREFERRED SHARES" has the meaning specified in the Recitals to this Agreement.

          "PURCHASED SECURITIES" has the meaning specified in the Recitals to this Agreement.

          "PURCHASERS" has the meaning specified in the introduction to this Agreement.

          "REGISTRATION RIGHTS AGREEMENT" means the existing Second Amended and Restated Agreement Among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement dated as of September 7, 1999 among the Company and the Persons named therein, and the counterpart signature pages to be signed by the Company and the Purchasers, each in the form of EXHIBIT B hereto.

          "RELATED AGREEMENTS" means the Warrants, the Registration Rights Agreement and the Certificate of Designation.

          "SECURITIES ACT" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

          "SECURITIES AND EXCHANGE COMMISSION" includes any governmental body or agency succeeding to the functions thereof.

          "SECURITIES EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

          "TAXES" or "TAX" means (a) all net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property or windfall profits taxes, or other taxes of any kind whatsoever, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign) upon the Company with respect to all periods or portions thereof ending on or before the date hereof and/or (b) any liability of the Company for the payment of any amounts of the type described in the immediately preceding clause (a) as a result of being a member of an affiliated or combined group.

          "TRANSACTION COSTS" means any and all costs, fees and expenses incurred by the Company or any of the Purchasers in connection with the transactions contemplated herein, including reasonable hourly fees and disbursements of attorneys and accountants for the Purchasers.

          "WARRANTS" has the meaning specified in the Recitals to this Agreement, which shall be issued in the form of EXHIBIT C hereto.

     When a reference is made in this Agreement to an Article or a Section, such reference shall be to an Article or a Section of this Agreement unless otherwise indicated. Unless the context otherwise requires, the terms defined hereunder shall have the meanings therein specified for all purposes of this Agreement, applicable to both the singular and plural forms of any of the terms defined herein. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The use of a gender herein shall be deemed to include the neuter, masculine and feminine genders whenever necessary or appropriate. Whenever the word "herein" or "hereof" is used in this Agreement, it shall be deemed to refer to this Agreement and not to a particular Section of this Agreement unless expressly stated otherwise.

                                   ARTICLE II

                   SALE AND PURCHASE OF PURCHASED SECURITIES

     SECTION 2.1. Sale and Purchase of Purchased Securities. Subject to all of the terms and conditions hereof and in reliance on the representations and warranties set forth herein, including, without limitation, the satisfaction by the Company of the conditions set forth in Article VI hereof, the Company agrees to issue and sell to each Purchaser and each Purchaser, severally, and not jointly, agrees to purchase from the Company, (x) at a price of $31.40 per share, that number of Preferred Shares set forth opposite the name of such Purchaser on SCHEDULE 2.1 hereto, each Preferred Share convertible, initially, into ten (10) shares of Common Stock at an initial conversion price of $3.14 per share, and (y) Warrants to purchase, at an exercise price of $3.14 per share, that number of shares of Common Stock set forth opposite the name of such Purchaser on SCHEDULE 2.1 for a price of $100.00 in the aggregate (which price will be reported by such Purchaser as the purchase price for such Warrants for federal, state and local tax purposes). The sale of the Purchased Securities, as set forth opposite the name of each Purchaser on SCHEDULE 2.1 hereto to each Purchaser at the Closing shall constitute a separate sale hereunder.

     SECTION 2.2.  Escrow; Closing.

     (a) The aggregate purchase price payable by each Purchaser shall be deposited by such Purchaser on the date of this Agreement into an escrow account ("ESCROW ACCOUNT") maintained under the Escrow Agreement; provided, however, that the obligation of SCP Private Equity Partners II, L.P. and Tandem PCS Investments, L.P. (each as one of the Purchasers) to fund up to five million dollars ($5,000,000) of its portion of the Escrow Account may be deferred for a period of up to eleven (11) Business Days after the date hereof. The aggregate amount of funds deposited by the Purchasers into the Escrow Account (the "ESCROWED FUNDS"), shall be held, invested, administered and distributed by the escrow agent (the "ESCROW AGENT") at the Closing in accordance with the Escrow Agreement.

     (b) The closing of the purchase and sale of the Purchased Securities (the "CLOSING") will take place at the offices of Edwards & Angell, LLP, 250 Royal Palm Way, Suite 300, Palm Beach, Florida within two (2) Business Days following the satisfaction (or waiver) of all conditions to the obligations of the parties hereunder, or at such other place, time or date as the Company and the Purchasers may agree (the date of the Closing being referred to herein as the "CLOSING DATE"). At the Closing, the Company will issue, sell and deliver to the Purchasers, and the Purchasers shall, severally, and not jointly, purchase or acquire from the Company that number of Preferred Shares and the Warrant to purchase that number of shares of Common Stock set forth opposite the name of such Purchaser on SCHEDULE 2.1, against payment of the aggregate purchase price therefor set forth opposite the name of such Purchaser on SCHEDULE 2.1. Payment of the aggregate purchase price shall be made by the Escrow Agent to the Company on behalf of each such Purchaser out of the Escrow Account by wire transfer in immediately available funds upon written instructions of the Company in accordance with the terms of the Escrow Agreement. The Purchased Securities will be issued on the Closing Date, and registered to the applicable Purchaser in the Company's records, in the amounts designated on SCHEDULE 2.1 hereto.

     SECTION 2.3. Use of Proceeds. The proceeds from the sale of the Purchased Securities hereunder shall be used by the Company to pay Transaction Costs and for working capital and general corporate purposes, as determined from time to time by the Company's Board of Directors.

     SECTION 2.4. Consummation of Transactions. Each party shall use all commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary, proper or advisable and consistent with applicable law to carry out all of their respective obligations under this Agreement and to consummate the transactions, which efforts shall include, without limitation, the following:

          (i) The parties shall use all commercially reasonable efforts to cause the Closing to occur and the transactions to be consummated in accordance with the terms hereof. Without limiting the generality of the foregoing, the Company and the Purchasers, respectively, shall obtain all necessary Consents, including the approval of this Agreement and the transactions by the Company's shareholders and by all Governmental Authorities, and make all filings with and to give all notices to third parties which may be necessary or reasonably required in order for the parties to consummate the transactions.

          (ii) Each party shall furnish to the other party all information concerning such party and its Affiliates reasonably required for inclusion in any application or filing to be made by such party or any other party in connection with the transactions.

          (iii) Upon the request of any other party, each party shall forthwith execute and deliver, or cause to be executed and delivered, such further instruments of assignment, transfer, conveyance, endorsement, direction or authorization and other documents as may reasonably be requested by such party in order to effectuate the purposes of this Agreement.

          (iv) Each Purchaser who is a current stockholder of the Company agrees to vote its shares of voting stock of the Company to approve the transactions contemplated by this Agreement in connection with the Company's contemplated solicitation of shareholder approval pursuant to
     SECTION 5.10 hereof.

                                  ARTICLE III

                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     In order to induce the Purchasers to enter into this Agreement and to purchase the Purchased Securities, the Company hereby represents and warrants that as of the Closing:

          SECTION 3.1. Organization and Qualification. The Company and each of its subsidiaries is a corporation duly organized and existing in good standing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect with respect to the Company.

          SECTION 3.2. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Related Agreements, to issue and sell the Purchased Securities in accordance with the terms hereof, to issue the shares of Common Stock issuable upon conversion of the Preferred Shares in accordance with the terms thereof, and to issue the shares of Common Stock upon exercise of the Warrants in accordance with the terms thereof;
     (ii) the execution, delivery and performance of this Agreement and the Related Agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Preferred Shares and the Warrants and the issuance and reservation for issuance of the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors, any or committee of the Board of Directors is required, and (iii) this Agreement constitutes, and, upon execution and delivery by the Company of the Registration Rights Agreement, the Preferred Shares and the Warrants, such agreements will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their terms.

          SECTION 3.3.  Intentionally Omitted.

          SECTION 3.4. Capitalization. The capitalization of the Company as of the date hereof, including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, the number of shares issuable and reserved for issuance pursuant to securities (other than the Preferred Shares and the Warrants) exercisable or exchangeable for, or convertible into, any shares of capital stock and the number of shares to be reserved for issuance upon conversion of the Preferred Shares and exercise of the Warrants is set forth on SCHEDULE 3.4. All of such outstanding shares of capital stock have been, or upon issuance, will be, validly issued, fully paid and non-assessable. No shares of capital stock of the Company (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Liens. Except for the Purchased Securities (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) and as set forth on SCHEDULE 3.4, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of Capital Securities of the Company or any of its subsidiaries, or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of Capital Securities of the Company or any of its subsidiaries, nor are any such issuances or arrangements contemplated, and (ii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of its or their Capital Securities under the Securities Act (except the Second Amended and Restated Shareholders' and Registration Rights Agreement dated as of April 16, 1997 and amended as of September 20, 1999, and the Second Amended and Restated Agreement Among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement dated as of September 7, 1999 and amended as of September 20, 1999, between the Company and certain of its shareholders). SCHEDULE 3.4 sets forth all of the Company issued securities or instruments containing anti-dilution or similar provisions that will be triggered by, and all of the resulting adjustments that will be made to such securities and instruments as a result of, the issuance of the Purchased Securities (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants) in accordance with the terms of this Agreement or any of the Related Agreements. The Company has furnished to the Purchasers true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("CERTIFICATE OF INCORPORATION"), the Company's By-laws as in effect on the date hereof (the "BY-LAWS"), and all other instruments and agreements governing securities convertible into or exercisable or exchangeable for capital stock of the Company.

          SECTION 3.5. Issuance of Shares. The shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants are duly authorized and reserved for issuance, and, upon conversion of the Preferred Shares and exercise of the Warrants in accordance with the terms thereof, will be validly issued, fully paid and non-assessable, and free from all taxes, liens, claims and encumbrances and will not be subject to preemptive rights, rights of first refusal or other similar rights of stockholders of the Company and will not impose personal liability upon the holder thereof.

          SECTION 3.6. No Conflicts. The execution, delivery and performance of this Agreement and the Related Agreements by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and reservation for issuance, as applicable, of the Preferred Shares, the Warrants, the shares of Common Stock issuable upon conversion of the Preferred Shares and the shares of Common Stock issuable upon exercise of the Warrants will not (i) result in a violation of the Certificate of Incorporation or By-laws or
     (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment (including, without limitation, the triggering of any anti-dilution provisions), acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and rules or regulations of any self-regulatory organizations to which either the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not, individually or in the aggregate, have a Material Adverse Effect with respect to the Company). Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for actual or possible violations, defaults or rights that would not, individually or in the aggregate, have a Material Adverse Effect with respect to the Company. The businesses of the Company and its subsidiaries are not being conducted, and shall not be conducted so long as the Purchasers own any of the Purchased Securities (including the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants), in violation of any law, ordinance or regulation of any governmental entity, except for possible violations the sanctions for which either singly or in the aggregate would not have a Material Adverse Effect with respect to the Company. Except as specifically contemplated by this Agreement and the Registration Rights Agreement, the Company is not required to obtain any consent, approval, authorization or order of, or make any filing or registration with, any court or governmental agency or any regulatory or self regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under this Agreement or any of the Related Agreements, in each case in accordance with the terms hereof or thereof. The Company is not in violation of the listing requirements of the NASDAQ National Market ("NASDAQ") and does not reasonably anticipate that the Common Stock will be delisted by NASDAQ for the foreseeable future.

          SECTION 3.7. SEC Documents, Financial Statements. Since December 6, 1999, the Company has timely filed (within applicable extension periods) all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of Sections 13, 14 and 15(d) of the Securities Exchange Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to herein as the "SEC DOCUMENTS"). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the Securities and Exchange Commission ("SEC") promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. None of the statements made in any such SEC Documents is, or has been, required to be amended or updated under applicable law (except for such statements as have been amended or updated in subsequent filings made prior to the date hereof). As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with U.S. generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to immaterial year-end audit adjustments). Except as set forth in the financial statements of the Company included in the SEC Documents filed prior to the date hereof, the Company has no liabilities, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to the date of such financial statements and (ii) obligations under contracts, leases and commitments incurred in the ordinary course of business and not required under GAAP to be reflected in such financial statements, which liabilities and obligations referred to in clauses (i) and (ii), individually or in the aggregate, are not material to the financial condition or operating results of the Company.

          SECTION 3.8. Absence of Certain Changes. Since November 14, 2000, there has been no material adverse change and no material adverse development in the business, properties, operations, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, except as disclosed in the draft filing on Form 10-K ("DRAFT 10-K") for the year ended December 31, 2000, in the SEC Documents filed on or before the date hereof or in this Agreement and the Schedules hereto.

          SECTION 3.9. Absence of Litigation. Except as disclosed in the SEC Documents filed on or before the date hereof, the Draft 10-K, or in this Agreement and in SCHEDULE 3.9 hereto, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body, including, without limitation, the Securities and Exchange Commission or NASDAQ, pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company, any of its subsidiaries, or any of their respective directors or officers in their capacities as such. To the best knowledge of the Company, there are no facts which, if known by a potential claimant or governmental authority, could give rise to a claim or proceeding which, if asserted or conducted with results unfavorable to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect with respect to the Company.

          SECTION 3.10. Intellectual Property. To the best knowledge of the Company, each of the Company and its subsidiaries owns or is licensed to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, permits, inventions, discoveries, processes, scientific, technical, engineering and marketing data, object and source codes, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) and other similar rights and proprietary knowledge necessary for the conduct of its business as now being conducted (collectively, "INTANGIBLES"). To the best knowledge of the Company, neither the Company nor any subsidiary of the Company infringes or is in conflict with any right of any other person with respect to any Intangibles which, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect with respect to the Company. Neither the Company nor any of its subsidiaries has received written notice of any pending conflict with or infringement upon such third party Intangibles. Neither the Company nor any of its subsidiaries has entered into any consent agreement, indemnification agreement, forbearance to sue or settlement agreement with respect to the validity of the Company's or its subsidiaries' ownership or right to use its Intangibles and there is no reasonable basis for any such claim to be successful. To the best knowledge of the Company, the Intangibles are valid and enforceable and no registration relating thereto has lapsed, expired or been abandoned or canceled or is the subject of cancellation or other adversarial proceedings, and all applications therefor are pending and in good standing, except for any registration or application, the loss of which would not individually or in the aggregate have a Material Adverse Effect on the Company. The Company and its subsidiaries have complied, in all material respects, with their respective contractual obligations relating to the protection of the Intangibles used pursuant to licenses. To the best knowledge of the Company, no person is infringing on or violating the Intangibles owned or used by the Company or its subsidiaries.

          SECTION 3.11. Foreign Corrupt Practices. Neither the Company, nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

          SECTION 3.12. Disclosure. All information relating to or concerning the Company set forth in this Agreement or provided to the Purchaser pursuant to SECTION 4.5 hereof or otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. Except for confidential information disclosed to the Purchasers, no event or circumstance has occurred or exists with respect to the Company or its subsidiaries or their respective businesses, properties, prospects, operations or financial conditions, which has not been publicly disclosed but, under applicable law, rule or regulation, would be required to be disclosed by the Company in a registration statement filed on the date hereof by the Company under the Securities Act with respect to a primary issuance of the Company's securities.

          SECTION 3.13. Acknowledgment Regarding Purchasers' Purchase of the Purchased Securities. The Company acknowledges and agrees that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or the transactions contemplated hereby, the relationship between the Company and each Purchaser is "arms-length" and any statement made by any Purchaser or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Purchased Securities and has not been relied upon by the Company, its officers or directors in any way. The Company further acknowledges that the Company's decision to enter into this Agreement has been based solely on an independent evaluation by the Company and its representatives.

          SECTION 3.14. Listing. Prior to the Closing Date, the Company will secure the listing of the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants upon each national securities exchange or automated quotation system upon which shares of Common Stock are currently listed (subject to official notice of issuance).

          SECTION 3.15. Form S-3 Eligibility. The Company is eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act. There exist no facts or circumstances that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement), other than notice requirements set forth in the Company's Registration Rights Agreements. The Company has no basis to believe that its past or present independent public auditors will withhold their consent to the inclusion, or incorporation by reference, of their audit opinion concerning the Company's financial statements which are included in the registration statement required to be filed pursuant to the Registration Rights Agreement.

          SECTION 3.16. No General Solicitation. Neither the Company nor any distributor participating on the Company's behalf in the transactions contemplated hereby (if any) nor any person acting for the Company, or any such distributor, has conducted any "general solicitation," as such term is defined in Regulation D, with respect to any of the Purchased Securities being offered hereby.

          SECTION 3.17. No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would require registration of the Purchased Securities being offered hereby under the Securities Act or cause this offering of Purchased Securities to be integrated with any prior offering of securities of the Company for purposes of the Securities Act, the result of such integration which would require registration under the Securities Act, or any applicable stockholder approval provisions, including, without limitation, Rule 4350(i) of the NASD or any similar rule.

          SECTION 3.18. No Brokers. The Company has taken no action that would give rise to any claim by any person for brokerage commissions, finder's fees or similar payments by any Purchaser relating to this Agreement or the transactions contemplated hereby.

          SECTION 3.19. Securities Laws. The offer, issuance and sale of the Purchased Securities (including shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants), in each case without registration, will not violate the Securities Act, or any applicable state securities or "blue sky" laws.

          SECTION 3.20. Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and merchantable title to all personal property owned by them that is material to the business of the Company and its subsidiaries, in each case free and clear of all Liens, except such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

          SECTION 3.21. Tax Status. Except as set forth in the SEC Documents, the Company and each of its subsidiaries has made or filed all foreign, U.S. federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

          SECTION 3.22. Environmental Matters. There is no environmental litigation or other environmental proceeding pending or threatened by any governmental regulatory authority or others with respect to the current or any former business of the Company or any partnership or joint venture currently or at any time affiliated with the Company. To the best knowledge of the Company, no state of facts exists as to environmental matters or Hazardous Substances (as defined below) that involves the reasonable likelihood of a material capital expenditure by the Company or that may otherwise have a Material Adverse Effect with respect to the Company. To the best knowledge of the Company, no Hazardous Substances have been treated, stored or disposed of, or otherwise deposited, in or on the properties owned or leased by the Company or by any partnership or joint venture currently or at any time affiliated with the Company in violation of any applicable environmental laws, during the time the Company has owned or leased such properties. The environmental compliance programs of the Company comply in all respects with all environmental laws, whether federal, state or local, currently in effect. As used herein, "HAZARDOUS SUBSTANCES" means any substance, waste, contaminant, pollutant or material that has been determined by any governmental authority to be capable of posing a risk of injury to health, safety, property or the environment.

          SECTION 3.23. Insurance. The Company has in force fire, casualty, product liability and other insurance policies, with extended coverage, sufficient in amount to allow it to replace any of its material properties or assets which might be damaged or destroyed or sufficient to cover liabilities to which the Company may reasonably become subject, and such types and amounts of other insurance with respect to its business and properties, on both a per occurrence and an aggregate basis, as are customarily carried by persons engaged in the same or similar business as the Company. No default or event has occurred that could give rise to a default under any such policy.

          SECTION 3.24. Compliance With Laws. The Company and its subsidiaries have complied with, are not in violation of, and have not received any notices of violation with respect to, any federal, state or local statute, law or regulation (including, without limitation, the Occupational Safety and Health Act and the Americans with Disabilities Act) with respect to the conduct of its business, or the ownership or operation of its business, except for failures to comply, violations or notices of violations which, individually or in the aggregate, do not have and are not reasonably likely to have a Material Adverse Effect with respect to the Company. Neither Company nor any of its subsidiaries has received any written notice of any actual, alleged or potential obligation on the part of Company or any of its subsidiaries to undertake, or to bear all or any portion of the cost of, any remedial action of any nature relating to the business of Company or any of its subsidiaries or their respective assets in connection with any violation or alleged violation of applicable law (including, without limitation, the Occupational Safety and Health Act and the Americans with Disabilities Act), except any violation or alleged violation that does not have, and is not reasonably likely to have, a Material Adverse Effect with respect to the Company.

          SECTION 3.25. Interested Party Transactions. Except for transactions described in the Company's SEC Documents, the Draft 10-K and its most recent Annual Report on Form 10-K filed on or prior to the date hereof, and except for the transactions contemplated by this Agreement, no event has occurred that would be required to be reported as a Certain Relationship or Related Transaction, pursuant to Item 404 of Regulation S-K promulgated by the Securities and Exchange Commission.

                                   ARTICLE IV

                          PURCHASERS' REPRESENTATIONS

     Each of the Purchasers hereby, severally and not jointly, represents and warrants to the Company that:

          SECTION 4.1. Investment Intent. Such Purchaser is (i) an "accredited investor" as defined in Regulation D of the Securities Act and (ii) acquiring the Purchased Securities to be purchased by it pursuant to
     Article II hereof for investment and not with a view to the distribution thereof.

          SECTION 4.2. Authorization. The execution, delivery and performance by such Purchaser of this Agreement and of each Related Agreement to which such Purchaser is a party (a) are within such Purchaser's power and authority, (b) have been duly authorized by all necessary corporate, stockholder and other proceedings, as the case may be, and (c) do not and will not result in the creation of any Lien upon any of such Purchaser's property or conflict with or result in any breach of any provision of such Purchaser's Charter or by-laws or any Law, License, agreement or instrument to which such Purchaser is subject, other than those conflicts or breaches that are not reasonably expected to have a Material Adverse Effect with respect to such Purchaser.

          SECTION 4.3. Enforceability. This Agreement is and, when executed and delivered, each Related Agreement to which such Purchaser is a party will be, legally binding obligations of such Purchaser, enforceable against it in accordance with the respective terms and provisions hereof and thereof.

          SECTION 4.4. Exemption. Such Purchaser understands that the Purchased Securities are not, and any Common Stock acquired on conversion, exercise or otherwise pursuant to the terms thereof at the time of issuance will not be, registered under the Securities Act on the grounds that the sale provided for in this Agreement and the issuance of securities hereunder is exempt from registration under the Securities Act pursuant to section 4(2) thereof, and that the Company's reliance on such exemption is predicated on such Purchaser's representations set forth herein.

          SECTION 4.5. Experience. Such Purchaser is experienced in evaluating and investing in technology companies such as the Company, is familiar with the risks associated with the business and operations of companies that operate in similar lines of business, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment, including the potential loss of its investment. Such Purchaser represents that it has had, during the course of the transaction and prior to its purchase of the Purchased Securities, the opportunity to request information from and ask questions of the Company and its officers, employees and agents concerning the Company, its assets, business and operations and to receive information and answers to such requests and questions.

          SECTION 4.6. Restrictions on Resale. Such Purchaser understands that the Purchased Securities (and any Common Stock issued on conversion or exercise thereof) may not be sold, transferred, or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Purchased Securities (or the Common Stock issued on conversion or exercise thereof) or an available exemption from registration under the Securities Act, or sold under and in compliance with Rule 144 promulgated under the Securities Act (or a successor rule) ("RULE 144"), the Purchased Securities (and any Common Stock issued on conversion or exercise thereof) must be held indefinitely. Such Purchaser agrees that in no event will it make a transfer or disposition of any of the Purchased Securities or Common Stock issued upon conversion or exercise thereof (other than pursuant to an effective registration statement under the Securities Act), unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and (ii) if requested by the Company, such Purchaser shall have furnished to the Company at the expense of such Purchaser or its transferee, an opinion of counsel reasonably satisfactory to the Company to the effect that such transfer may be made without registration under the Securities Act. Such Purchaser agrees that any certificate or instrument evidencing the Purchased Securities will contain a legend to such effect.

          SECTION 4.7. Legends. The Purchasers understand that the Purchased Securities and, until such time as the shares of Common Stock issuable upon conversion of the Preferred Shares and upon conversion of the Warrants have been registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement or otherwise may be sold, and are being sold, by the Purchasers under Rule 144, the certificates for such shares of Common Stock may bear a restrictive legend in substantially the following form:

             The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, or the securities laws of any state of the United States or in any other jurisdiction. The securities represented hereby may not be offered, sold or transferred in the absence of an effective registration statement for the securities under applicable securities laws unless offered, sold or transferred pursuant to an available exemption from the registration requirements of those laws; provided the availability of such exemption is confirmed by an opinion of counsel, acceptable to the Company, delivered to the Company.

     The Company agrees that it shall, immediately prior to the Registration Statement (as defined in the Registration Rights Agreement) being declared effective, deliver to its transfer agent an opinion letter of counsel, opining that at any time the Registration Statement is effective, the transfer agent shall issue, in connection with the issuance of shares of Common Stock issuable by the Company upon conversion of the Preferred Shares and upon exercise of the Warrants, certificates representing such shares of Common Stock without the restrictive legend above, provided such shares of Common Stock are to be sold pursuant to the prospectus contained in the Registration Statement. Upon receipt of such opinion, the Company shall cause the transfer agent to confirm, for the benefit of the holders, that no further opinion of counsel is required at the time of transfer in order to issue such shares without such restrictive legend.

     The legend set forth above shall be removed and the Company shall issue a certificate without such legend to the holder of any security upon which it is stamped, if, unless otherwise required by state securities laws, (a) the sale of such security is registered under the Securities Act (including registration pursuant to Rule 416 thereunder) as contemplated by the Registration Rights Agreement; (b) such holder provides the Company with an opinion of counsel, acceptable to the Company, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Security may be made without registration under the Securities Act; or (c) such holder provides the Company with reasonable assurances that such security can be sold under Rule 144. In the event the above legend is removed from any security and thereafter the effectiveness of a registration statement covering such security is suspended or the Company determines that a supplement or amendment thereto is required by applicable securities laws, then upon reasonable advance written notice to the Purchasers the Company may require that the above legend be placed on any such security that cannot then be sold pursuant to an effective registration statement or under Rule 144 and the Purchasers shall cooperate in the replacement of such legend. Such legend shall thereafter be removed when such security may again be sold pursuant to an effective registration statement or under Rule 144.

                                   ARTICLE V

                  CONDITIONS TO THE PURCHASERS' OBLIGATIONS TO
                            PURCHASE AT THE CLOSING

     Each Purchaser's obligation to purchase the Purchased Securities at the Closing, allocated to it as set forth on SCHEDULE 2.1 pursuant to SECTION 2.2 of this Agreement is subject to compliance by the Company with its agreements and representations herein contained, and to the satisfaction, on or prior to the Closing Date, of the following conditions:

          SECTION 5.1. Related Agreements. Each of the Related Agreements shall have been executed and delivered by the Company and the other Purchasers, as applicable, in a form provided for herein, and each of the Related Agreements shall be in full force and effect and no term or condition hereof or thereof shall have been amended, modified or waived except with the prior written consent of each of the

     Purchasers. All covenants, agreements and conditions contained herein and in the Related Agreements which are to be performed or complied with on or prior to the Closing Date shall have been performed or complied with in all respects.

          SECTION 5.2. Charter Documents; Good Standing Certificates. The Purchasers shall have received from the Company (a) a copy of the Company's Charter, certified by the Delaware Secretary of State to be true and complete as of a date no more than five (5) days prior to the Closing Date,
     (b) a copy, certified by the Secretary of the Company to be true and complete as of the Closing Date, of the by-laws thereof; and (c) a certificate, dated not more than five (5) days prior to the Closing Date, of the relevant Governmental Authority or other appropriate official of each state in which the Company is incorporated or qualified to do business, as to the Company's corporate good standing in such state or qualification to do business, as the case may be.

          SECTION 5.3. Proof of Corporate Action. The Purchasers shall have received from the Company copies certified by the Secretary or other appropriate officer thereof to be true and complete as of the Closing Date, of the records of all corporate action taken to authorize the execution, delivery and performance of this Agreement and each of the Related Agreements to which the Company is a party.

          SECTION 5.4. Incumbency Certificate. The Purchasers shall have received from the Company an incumbency certificate, dated the Closing Date, signed by a duly authorized officer thereof and giving the name and bearing a specimen signature of each individual who shall be authorized to sign, in the name and on behalf of the Company, this Agreement and each of the Related Agreements to which the Company is or is to become a party, and to give notices and to take other action on behalf of the Company under each of such documents.

          SECTION 5.5. Legal Opinion. The Purchasers shall have received from Edwards & Angell, LLP, counsel to the Company, a legal opinion in the form attached hereto as EXHIBIT D.

          SECTION 5.6. Legality; Governmental and Other Authorizations. The purchase of the Purchased Securities by the Purchasers shall not be prohibited by any Law and shall not subject the Purchasers, or any of them, to any penalty, special tax, or other onerous condition. No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would impose material limitations on the ability of any party to consummate the transactions contemplated herein or prohibit such consummation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect other than the Blue Sky Filings.

          SECTION 5.7. Payment of Certain Fees and Disbursements. Each Purchaser shall have been reimbursed all Transaction Costs incurred by it through the Closing Date.

          SECTION 5.8. Delivery of Purchased Securities. Each Purchaser shall have received from the Company certificates evidencing the Preferred Shares and instruments evidencing the Warrants to be issued and sold to such Purchaser as of the Closing Date and registered in the name of such Purchaser.

          SECTION 5.9. General. The Purchasers shall have received copies of all documents, including, without limitation, records of corporate or other proceedings, the opinion of counsel contemplated in SECTION 5.5 hereof, and any Consents required to be secured by the Company in connection with the transactions contemplated herein.

          SECTION 5.10. Shareholder Approval. The Company shall have obtained the approval of its shareholders with respect to the transactions contemplated hereby as required by the National Association of Securities Dealers ("NASD").

          SECTION 5.11. Minimum Offering. Each of the other Purchasers shall close concurrently, the transactions contemplated hereunder in accordance with the terms hereof, resulting in aggregate gross proceeds to the Company of at least $30,000,000 on the Closing Date, less reimbursement to the Purchasers for the Transaction Costs, in accordance with this Agreement and the terms of the Escrow Agreement.

          SECTION 5.12. Filing of Certificate of Designation. The Certificate of Designation shall have been filed with the Delaware Secretary of State and shall be in full force and effect.

          SECTION 5.13. Auditors Report. The Company shall have received from Deloitte & Touche, LLP, an unqualified auditors' report for the year ended December 31, 2000, a copy of which shall have been provided to each Purchaser.

          SECTION 5.14. Information Rights. Each of the management rights letter between the Company and SCP Private Equity Partners, II, L.P., the information rights letter between the Company and Tandem PCS Investments, L.P., and the information rights letter between the Company and Mellon Ventures, L.P. shall have been duly executed and delivered by the Company to the respective Purchaser party to such agreement, in a form provided for in Exhibits F, G and H respectively, and each such agreement shall be in full force and effect.

                                   ARTICLE VI

                                   COVENANTS

     SECTION 6.1. Form D; Blue Sky Laws. The Company shall file with the Securities and Exchange Commission a Form D with respect to the Purchased Securities as required under Regulation D and provide a copy thereof to the Purchasers promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Purchased Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchasers on or prior to the Closing Date.

     SECTION 6.2. Reporting Status. So long as any Purchaser beneficially owns any of the Purchased Securities, the Company shall timely file all reports required to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Securities Exchange Act even if the Securities Exchange Act or the rules and regulations thereunder would permit such termination. In addition, the Company shall take all actions necessary to meet the "registrant eligibility" requirements set forth in the general instructions to Form S-3 or any successor form thereto, to continue to be eligible to register the resale of its Common Stock on a registration statement on Form S-3 under the Securities Act.

     SECTION 6.3. Use of Proceeds. The Company shall use the proceeds from the sale of the Purchased Securities to pay Transaction Costs and for working capital and general corporate purposes.

     SECTION 6.4. Expenses. The Company shall pay to each Purchaser at the Closing, reimbursement for all Transaction Costs incurred by such Purchaser; provided, however, that Purchasers shall be permitted to deduct all of their respective Transaction Costs from the Purchase Price payable by such Purchaser for the Purchased Securities purchased by such Purchaser hereunder (with prior delivery to the Company of verifiable invoices for such Transaction Costs in reasonable detail).

     SECTION 6.5. Financial Information. The Company shall send (via electronic transmission or otherwise) the following reports to each Purchaser until such Purchaser transfers, assigns or sells all of its Purchased
Securities: (i) within ten (10) days after the filing with the Securities and Exchange Commission, a copy of its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q, its proxy statements and any Current Reports on Form 8-K; and (ii) within one (1) day after release, copies of all press releases issued by the Company or any of its subsidiaries.

     SECTION 6.6. Reservation of Shares. The Company shall at all times have authorized and reserved for the purpose of issuance a sufficient number of shares of Common Stock to provide for the full conversion of the Preferred Shares and issuance of the shares of Common Stock issuable upon conversion pursuant to the terms thereof, and the full exercise of the Warrants and issuance of the shares of Common Stock issuable upon exercise thereof and as otherwise required by the Preferred Shares and the Warrants.

     SECTION 6.7. Listing. The Company shall maintain, so long as any Purchaser (or any of its affiliates) owns any Purchased Securities, the listing of all shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants on each national securities exchange or automated quotation system on which shares of Common Stock are currently listed. The Company will use its best efforts to continue the listing and trading of its Common Stock on NASDAQ, the New York Stock Exchange ("NYSE") or the American Stock Exchange ("AMEX") and will comply in all respects with the reporting, filing and other obligations under the bylaws or rules of the NASD and such exchanges, as applicable. The Company shall promptly provide to the Purchasers copies of any notices it receives regarding the continued eligibility of the Common Stock for trading on the NASDAQ or, if applicable, any securities exchange or automated quotation system on which securities of the same class or series issued by the Company are then listed or quoted, if any.

     SECTION 6.8. Corporate Existence. So long as any Purchaser beneficially owns any Purchased Securities, the Company shall maintain its corporate existence, and in the event of a merger, consolidation or sale of all or substantially all of the Company's assets, the Company shall ensure that the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the Related Agreements regardless of whether or not the Company would have had a sufficient number of shares of Common Stock authorized and available for issuance in order to effect the conversion of all the Preferred Shares and exercise in full of all Warrants outstanding as of the date of such transaction and (ii) except in the event of a merger, consolidation of the Company into any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company where the consideration consists solely of cash, the surviving or successor entity is a publicly traded corporation whose common stock is listed for trading on the NASDAQ, NYSE or AMEX.

     SECTION 6.9. No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the Purchased Securities) under circumstances that would require registration of the Purchased Securities being offered or sold hereunder under the Securities Act or cause this offering of the Purchased Securities to be integrated with any other offering of securities by the Company for purposes of any stockholder approval provision applicable to the Company or its securities.

     SECTION 6.10. Legal Compliance. The Company shall conduct its business and the business of its subsidiaries in compliance with all laws, ordinances or regulations of governmental entities applicable to such businesses, except where the failure to do so would not have a Material Adverse Effect with respect to the Company.

     SECTION 6.11. Registration on Form S-3. As soon as practical following the Closing Date and the purchase of the Purchased Securities by the Purchasers, but in no event later than 45 days following the Closing Date, the Company will file with the SEC a registration statement on Form S-3 in order to register for resale the shares of Common Stock issuable upon conversion or exercise of the Purchased Securities and will take all commercially reasonable efforts to effect such registration as soon as practicable thereafter. The Purchasers acknowledge that the Company's filing of such registration statement will require prior notice to existing stockholders who are parties to registration rights agreements with the Company and that such stockholders may exercise their "piggyback" registration rights to participate and include shares of Common Stock they hold in such registration statement. The terms and conditions under which such registration will be effected shall be as set forth in the Registration Rights Agreement, except to the extent such terms and conditions are inconsistent with the provisions of this Section 6.11.

     SECTION 6.12. Conduct of Business. From the date of this Agreement to the Closing, the Company shall conduct its business, operations and activities only in the ordinary course of business and consistent with past practice, and shall cause all transactions relating thereto to be effected only in the ordinary course of business.

     SECTION 6.13. Board Seats. The Company shall use its best efforts, between the signing of this Agreement and the Closing Date, to obtain the written approval of the Nasdaq Stock Market or its Staff, under Rule 4351 of the NASD or such other rules as may apply, for an amendment to the Certificate of Designation providing for the right of the holders of the Preferred Shares to elect two (2) members of the Company's Board of Directors ("DIRECTORS") so long as there is outstanding any of the Preferred Shares originally issued on the Closing Date, one of which shall be designated by SCP Private Equity Partners, II, L.P. so long as it holds any of such Preferred Shares and one of which shall be designated by Tandem PCS Investments, L.P. so long as it holds any of such Preferred Shares, and if such approval is obtained, the Certificate of Designation shall be so amended by the Company before its filing with the Delaware Secretary of State.

     SECTION 6.14. Subsequent Offering. The Company agrees that without the prior written consent of each of the Purchasers, it will not issue additional shares of the Series B Convertible Preferred Stock at a price per share less than $31.40 or on terms more favorable to the purchasers of such additional shares than the terms contemplated hereby and by the Certificate of Designation.

                                  ARTICLE VII

                          TRANSFER AGENT INSTRUCTIONS

     (a) The Company shall instruct its transfer agent to issue certificates, registered in the name of the Purchasers or their nominee, for the shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants in such amounts as specified from time to time by the Purchasers to the Company upon conversion of or otherwise pursuant to the Preferred Shares or upon exercise of the Warrants, as applicable.

     (b) The Company warrants that no instruction other than such instructions referred to in this Article VII, and stop transfer instructions to give effect to SECTION 4.7 hereof in the case of the transfer of the shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants prior to registration of such shares of Common Stock under the Securities Act or without an exemption therefrom, will be given by the Company to its transfer agent and that such securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement and permitted under applicable securities laws. Nothing in this Article VII shall affect in any way the Purchasers' obligations and agreement set forth in SECTION 4.7 hereof to resell such securities pursuant to an effective registration statement or under an exemption from the registration requirements of applicable securities law.

     (c) If any Purchaser provides the Company and the transfer agent with an opinion of counsel reasonably satisfactory to the Company, which opinion of counsel shall be in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that the shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants to be sold or transferred may be sold or transferred pursuant to an exemption from registration, the Company shall permit the transfer and, in the case of shares of Common Stock issuable upon conversion of the Preferred Shares or upon exercise of the Warrants, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser.

                                  ARTICLE VIII

                    CONDITIONS TO THE COMPANY'S OBLIGATIONS

     The Company's obligation to sell and issue the Purchased Securities pursuant to this Agreement is subject to compliance by the Purchasers with the agreements herein contained, and to the satisfaction on or prior to the Closing Date, of the following conditions:

          SECTION 8.1. Related Agreements. Each of the Related Agreements to which each Purchaser is a party shall have been executed by such Purchaser. All covenants, agreements and conditions contained in such Related Agreements which are to be performed or complied with by the Purchasers on or prior to the Closing Date shall have been performed or complied with by the Purchasers in all material respects.

          SECTION 8.2. Representations and Warranties; Satisfaction of Conditions; Officer's Certificate. The representations and warranties of the Purchasers contained herein shall be true and correct in all respects on and as of the Closing Date with the same force and effect as though made on and as of the Closing Date. The Company shall have received on the Closing Date a certificate to such effect signed by an authorized officer of each Purchaser.

          SECTION 8.3. Legality; Governmental and Other Authorizations. The issuance and sale of the Purchased Securities by the Company shall not be prohibited by any Law and shall not subject the Company to any penalty, special tax, or other onerous condition. No preliminary or permanent injunction or other order, decree or ruling issued by a Governmental Authority, nor any statute, rule, regulation or executive order promulgated or enacted by any Governmental Authority, shall be in effect that would impose material limitations on the ability of any party to consummate the transactions contemplated hereby or prohibit such consummation. All necessary consents, approvals, licenses, permits, orders and authorizations of, or registrations, declarations and filings with, any governmental or administrative agency or of or with any other Person, with respect to any of the transactions contemplated by this Agreement or any of the Related Agreements, shall have been duly obtained or made and shall be in full force and effect other than the Blue Sky Filings.

                                   ARTICLE IX

                   SUBSEQUENT HOLDERS OF PURCHASED SECURITIES

     Whether or not any express assignment has been made in this Agreement, the provisions of this Agreement that are for the benefit of the Purchasers as the holders of any Purchased Securities are also for the benefit of, and enforceable by, all subsequent holders of such Purchased Securities, and the provisions of this Agreement that subject the Purchasers to obligations as the holders of any Purchased Securities also shall subject all subsequent holders of Purchased Securities.

                                   ARTICLE X

                                   INDEMNITY

     SECTION 10.1. Indemnification. Notwithstanding any disclosures made in the Schedules hereto, the Company hereby agrees to indemnify, exonerate and hold the Purchasers and their (if applicable) general and limited partners, members and managers, or shareholders and their respective shareholders, officers, directors, employees and agents (each an "INDEMNITEE") free and harmless from and against any and all actions, causes of action, or suits (the "CLAIMS"), losses, liabilities, damages and expenses, including, without limitation, reasonable attorneys' fees and disbursements (collectively, "DAMAGES") arising from a breach of any representation, warranty, covenant or agreement of the Company contained in or made pursuant to this Agreement or any of the Related Agreements, and (b) any Claims brought against them by third parties ("THIRD PARTY CLAIMS") to the extent any such Third Party Claim is incurred by any Indemnitee as a result of or relating to (i) any transaction by the Company financed or to be financed in whole or in part, directly or indirectly, with proceeds from the sale of any of the Purchased Securities, and (ii) the execution, delivery, performance or enforcement of this Agreement, the Related Agreements or any other agreement contemplated hereby or thereby (including, without limitation, any failure by the Company to comply with any of its covenants or any material breach of its representations and warranties in this Agreement, the Related Agreements or any other agreement contemplated hereby or thereby), excluding, however, any such Damages caused directly by the actions of the Indemnitee in violation of its obligations under such agreements.

     SECTION 10.2. Transaction Costs. The Company hereby agrees to indemnify each Purchaser against and agrees that it will hold each Purchaser harmless from any claim, demand or liability for any

Transaction Costs incurred by the Company or such Purchaser in connection with the transactions contemplated by this Agreement or the Related Agreements.

     SECTION 10.3.  Procedures.

     (a) In the event of any Third Party Claim for indemnification under the terms of SECTION 10.1 or 10.2, Indemnitee shall give prompt written notice of such Third Party Claim to the Company which may assume the defense thereof, provided that any delay or failure to so notify the Company shall relieve the Company of its obligations hereunder only to the extent, if at all, that it is materially prejudiced by reason of such delay or failure. The Indemnitee shall have the right to approve any counsel selected by the Company and to approve the terms of any proposed settlement, such approval not to be unreasonably delayed or withheld (unless, in the case of approval of a proposed settlement, such settlement provides only, as to the Indemnitee, the payment of money damages actually paid by the Company and a complete release of the Indemnitee in respect of the Third Party Claim in question). Notwithstanding any of the foregoing to the contrary, the provisions of this ARTICLE X shall not be construed so as to provide for the indemnification of any Indemnitee for any liability to the extent (but only to the extent) that such indemnification would be in violation of applicable law or that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this ARTICLE X to the fullest extent permitted by law.

     (b) In the event that the Company undertakes the defense of any Third Party Claim, the Company will keep the Indemnitee advised as to all material developments in connection with such Third Party Claim, including, but not limited to, promptly furnishing the Indemnitee with copies of all material documents filed or served in connection therewith.

     (c) In the event that the Company fails to assume the defense of any Third Party Claim within ten Business Days after receiving written notice thereof, the Indemnitee shall have the right, subject to the Company's right to assume the defense pursuant to the provisions of this ARTICLE X, to undertake the defense, compromise or settlement of such Third Party Claim for the account of the Company. Unless and until the Indemnitee assumes the defense of any Third Party Claim, the Company shall advance to the Indemnitee any of its reasonable attorneys' fees and other costs and expenses incurred in connection with the defense of any such action or proceeding. In addition, if the Indemnitee has notified the Company of its determination that such Third Party Claim may reasonably create a conflict between the positions of the Indemnitee and the Company, then separate counsel shall be entitled to participate in and conduct such defense and the Company shall be liable for any reasonable legal or other expenses incurred by the Indemnitee in connection with such defense. Each Indemnitee shall agree in writing prior to any such advancement that, in the event he or it receives any such advance, such Indemnitee shall reimburse the Company for such fees, costs and expenses to the extent that it shall be determined that he or it was not entitled to indemnification under this ARTICLE X.

     (d) In no event shall Company be required to pay in connection with any Third Party Claim for more than one firm of counsel (and local counsel) to the Purchasers, their Affiliates, directors, shareholders, officers, employees, agents and/or the legal representatives of any of them.

     SECTION 10.4. Survival of Obligations. The obligations of the Company and the Purchasers under this ARTICLE X shall survive the Closing Date and the termination of this Agreement.

                                   ARTICLE XI

                                    NOTICES

     All demands, notices, requests, consents and other communications required or permitted under this Agreement, any Related Agreement or the Purchased Securities shall be in writing and shall be personally delivered or sent by facsimile machine (with a confirmation copy sent by one of the other methods authorized in this Section), commercial (including FedEx) or U.S. Postal Service overnight delivery service, or, deposited with the U.S. Postal Service mailed first class, registered or certified mail, postage prepaid, as set forth below:

       If to the Company, addressed to:

        AirNet Communications Corporation
        3950 Dow Road
        Melbourne, FL 32934
        Attention: President
        Fax: (321) 676-9914

        with a copy to:

        Edwards & Angell, LLP
        One North Clematis Street, Suite 400
        West Palm Beach, FL 33401
        Attention: John G. Igoe, Esq.
        Telephone: (561) 833-7700
        Fax No.: (561) 655-8719

     If to any Purchaser, to such Purchaser's address as set forth on SCHEDULE
2.1 hereto.

     Notices shall be deemed given upon the earlier to occur of (i) receipt by the party to whom such notice is directed; (ii) if sent by facsimile machine, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) such notice is sent if sent (as evidenced by the facsimile confirmed receipt) prior to 5:00 p.m. Eastern Standard Time and, if sent after 5:00 p.m. Eastern Standard Time, on the day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) after which such notice is sent; (iii) on the first business day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following the day the same is deposited with the commercial carrier if sent by commercial overnight delivery service; or (iv) the fifth day (other than a Saturday, Sunday or legal holiday in the jurisdiction to which such notice is directed) following deposit thereof with the U.S. Postal Service as aforesaid. Each party, by notice duly given in accordance therewith may specify a different address for the giving of any notice hereunder.

                                  ARTICLE XII

                             TERMINATION; SURVIVAL

     SECTION 12.1. Termination. In addition to any other rights of termination set forth herein, this Agreement may be terminated, and the transactions contemplated hereby may be abandoned, without further obligation of any party (except as set forth herein), at any time prior to the Closing Date:

          (a) by mutual written consent of the parties;

          (b) by the Company or the Purchasers upon written notice to the other, if the consummation of the transactions shall not have occurred by June 30, 2001;

          (c) by the Company, upon written notice to the Purchasers on or before the 30th day following the date of this Agreement; or

          (d) by (x) any Purchaser (provided that such Purchaser is not otherwise in breach of this Agreement) if (i) the Company has breached a material representation, warranty, covenant or agreement set forth herein,
     (ii) such breach would entitle the Purchasers not to consummate the transactions at the Closing and (iii) the Company fails to cure such breach within ten (10) days of written notice thereof from any Purchaser and (y) the Company as to any Purchaser (provided that the Company is not otherwise in breach of this Agreement) if (i) such Purchaser has breached a material representation, warranty, covenant or agreement set forth herein, (ii) such breach would entitle the Company not to consummate the transactions at the Closing and (iii) such Purchaser fails to cure such breach within ten (10) days of written notice thereof from the Company.

     SECTION 12.2. Effect of Termination. In the event of a termination of this Agreement, neither party hereto shall have any liability or further obligation to the other party, except as set forth in paragraph (a), (b) or (c) below, and except that nothing herein will relieve any party from liability for any breach by such party of this Agreement.

     (a) In the event of a termination by the Company of this Agreement pursuant to SECTION 12.1, all provisions of this Agreement shall terminate, except ARTICLES X, XI, XII, XIV and XV.

     (b) Except in the event of a termination by the Company pursuant to SECTION 12.1(D), all costs and expenses incurred by the Purchasers in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company.

     (c) In the event of a termination of this Agreement by the Company pursuant to SECTION 12.1(B) or SECTION 12.1(C), Company shall reimburse each Purchaser for all Transaction Costs incurred by such Purchaser to the date of termination and shall issue to the Purchasers (pro rata based on their commitments hereunder) Warrants to purchase an aggregate of 300,000 shares of Common Stock at an exercise price per share equal to $3.14, such Warrants to be substantially in the form of EXHIBIT B hereto.

     SECTION 12.3. Survival. All covenants, agreements, representations and warranties made herein or in any other document referred to herein or delivered to any party pursuant hereto shall be deemed to have been relied on by each such party, notwithstanding any investigation made by such party or on its behalf. All representations and warranties made herein or in any of the Related Agreements shall survive the execution and delivery of this Agreement and of the Purchased Securities for three (3) years from the Closing Date.

                                  ARTICLE XIII

                             AMENDMENTS AND WAIVERS

     This Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively and either for a specified period of time or indefinitely) only with the written consent of the Company and each of the Purchasers. Any amendment or waiver effected in accordance with this ARTICLE XIII shall be binding upon the Company and each holder (or permitted transferee) of any Purchased Securities sold pursuant to this Agreement (whether or not such holder (or permitted transferee) has consented to such amendment or waiver).

                                  ARTICLE XIV

                   CHOICE OF LAW; SUBMISSION TO JURISDICTION
                            AND WAIVER OF JURY TRIAL

     SECTION 14.1. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF FLORIDA (WITHOUT GIVING EFFECT TO ANY CONFLICTS OR CHOICE OF LAWS PROVISIONS THAT WOULD CAUSE THE APPLICATION OF THE DOMESTIC SUBSTANTIVE LAWS OF ANY OTHER JURISDICTION).

     SECTION 14.2. Equitable Remedies. The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically such terms and provisions of this

Agreement in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

                                   ARTICLE XV

                      CONFIDENTIALITY; RIGHT TO PUBLICIZE

     (a) Each Purchaser, on behalf of itself and its Affiliates, agrees that it will maintain the confidentiality of all non-public information disclosed to it by the Company or obtained as a result of negotiating or entering into this Agreement and the Related Agreement and will not, without the prior written consent of the Company, use such information other than in connection with the transactions contemplated hereby, provided, however, that the foregoing confidentiality obligations do not apply to information that (i) was or becomes available to the public through no action by such Purchaser, (ii) was or becomes available to such Purchaser on a non-confidential basis or (iii) in the reasonable opinion of legal counsel, must be disclosed pursuant to Law or the requirements of any national securities exchange; provided further, however, that in the case of (iii) above where disclosure is sought pursuant to subpoena, litigation discovery request or other similar legal process, such Purchaser shall submit the proposed disclosure to the Company, who shall have an opportunity, at its expense, to contest such disclosure, move for a protective order or otherwise attempt to narrow the scope thereof to the extent permitted under Law.

     (b) Each of the parties hereto hereby agrees that it will not, except as required by law, issue a press release or make any public statement regarding the transactions contemplated hereby without the prior approval of the Company and the Purchasers; provided, however, that following the Closing but only after the final closing by the Company of the sale of any other shares of Series B Convertible Preferred Stock and warrants to purchase shares of Common Stock, the Purchasers will have the right to publicize their investment in the Company as contemplated hereby by means of a tombstone advertisement or other customary advertisement in newspapers and other periodicals which advertisement shall be reasonably acceptable to the Company and customary disclosures to its limited partners. The Company will announce and disclose to the public and in applicable SEC filings the material terms of this Agreement and the Related Agreements promptly following execution of this Agreement and will have the right to inform actual or prospective customers and lenders of such investment from and after the date of this Agreement.

                                  ARTICLE XVI

                ENTIRE AGREEMENT; COUNTERPARTS; SECTION HEADINGS

     (a) This Agreement, the Related Agreements and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties hereto with respect to its subject matter. This Agreement supersedes all prior agreements and understandings (whether oral or written) between the parties with respect to its subject matter.

     (b) This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (c) There are no third party beneficiaries of this Agreement.

     (d) In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

     (e) The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     (f) Counterparts of this Agreement (or applicable signature pages hereof) that are manually signed and delivered by facility transmission shall be deemed to constitute signed original counterparts hereof and shall bind the parties signing and delivering in such manner.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                                          COMPANY:

                                          AIRNET COMMUNICATIONS CORPORATION

                                          By: /s/ R. Lee Hamilton, Jr.
                                            ------------------------------------
                                          Name: R. Lee Hamilton, Jr.
                                              ----------------------------------
                                          Title: President and Chief Executive
                                          Officer
                                             -----------------------------------

                         SECURITIES PURCHASE AGREEMENT

     The undersigned hereby (a) agrees to purchase the Purchased Securities of AirNet Communications Corporation (the "COMPANY") listed opposite its name on the SCHEDULE 2.1 attached hereto, subject to the terms and conditions of the Agreement; (b) acknowledges that the certificate(s) evidencing the Preferred Shares and Warrants being issued hereunder (and the certificate(s) evidencing the Common Stock issuable upon conversion or exercise thereof) may bear a legend consistent with the provisions of SECTION 4.7; (c) acknowledges that representations made by the undersigned in ARTICLE IV of this Agreement will be relied upon by the Company in connection with the offer, sale and delivery of the Purchased Securities by the Company to the undersigned; and (d) authorizes this signature page to be attached as a counterpart signature page to the Agreement as of the date hereof.

                                          PURCHASER:

                                          TANDEM PCS INVESTMENTS, L.P.

                                                          By:/s/ Helene Belanger
                                            ------------------------------------

                                                            Name:Helene Belanger
                                              ----------------------------------

                                                            Title:Vice President
                                             -----------------------------------

                                          By: /s/ Lynn C. McDonald
                                            ------------------------------------

                                                           Name:Lynn C. McDonald
                                              ----------------------------------

                                                                  Title:Director
                                             -----------------------------------

          [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                         SECURITIES PURCHASE AGREEMENT

     The undersigned hereby (a) agrees to purchase the Purchased Securities of AirNet Communications Corporation (the "COMPANY") listed opposite its name on the SCHEDULE 2.1 attached hereto, subject to the terms and conditions of the Agreement; (b) acknowledges that the certificate(s) evidencing the Preferred Shares and Warrants being issued hereunder (and the certificate(s) evidencing the Common Stock issuable upon conversion or exercise thereof) may bear a legend consistent with the provisions of SECTION 4.7; (c) acknowledges that representations made by the undersigned in ARTICLE IV of this Agreement will be relied upon by the Company in connection with the offer, sale and delivery of the Purchased Securities by the Company to the undersigned; and (d) authorizes this signature page to be attached as a counterpart signature page to the Agreement as of the date hereof.

                                          PURCHASER:

                                          MELLON VENTURES, L.P.

                                          By: MVMA, L.P., its General Partner
                                            ------------------------------------

                                          By:MVMA, Inc., its General Partner
                                            ------------------------------------

                                          By:/s/ Joseph A. Woods
                                            ------------------------------------

                                                            Name:Joseph A. Woods
                                              ----------------------------------

                                                                 Title:Associate
                                             -----------------------------------

          [PURCHASER SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT]

                                                                     Exhibit A

                       AIRNET COMMUNICATIONS CORPORATION

                      SERIES B CONVERTIBLE PREFERRED STOCK
                           CERTIFICATE OF DESIGNATION

                            ------------------------

                         PURSUANT TO SECTION 151 OF THE
                GENERAL CORPORATION LAW OF THE STATE OF DELAWARE

                            ------------------------

     AirNet Communications Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify that pursuant to the authority vested in the Board of Directors of the Corporation by its Certificate of Incorporation, as amended, and pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, said Board of Directors, adopted the following resolution at a meeting duly called and held on April 2, 2001, which resolution remains in full force and effect as of the date hereof:

     RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the "Board of Directors") by its Certificate of Incorporation, as amended (hereinafter referred to as the "Certificate of Incorporation"), the Board of Directors does hereby create, authorize and provide for the issuance of Series B Convertible Preferred Stock, par value $.01 per share, consisting of 3,184,713 shares, having the following designations, preferences and relative and other special rights, qualifications, limitations and restrictions:

          1. DESIGNATION AND AMOUNT. The designation of such series is "SERIES B CONVERTIBLE PREFERRED STOCK" (hereinafter in this Certificate of Designation called the "SERIES B PREFERRED STOCK") and the number of shares constituting such series shall be 3,184,713, which number may be decreased (but not increased) by the Board of Directors without a vote of stockholders; provided, however, that such number may not be decreased below the number of then currently outstanding shares of Series B Preferred Stock, plus shares issuable upon the exercise of any then outstanding options, warrants or rights to acquire Series B Preferred Stock, including dividends payable pursuant to the terms of the Series B Preferred Stock. All capitalized terms used in this Certificate of Designation and not otherwise defined shall have the meaning given to such terms in Section 13 hereof.

          2. DIVIDENDS. (a) The Holders of shares of the Series B Preferred Stock, in preference to the holders of all Junior Capital Stock and on a pari passu basis with holders of Parity Capital Stock, will be entitled to receive, when, as and if dividends are declared by the Board of Directors, out of funds of the Corporation legally available therefor, cumulative dividends as provided in this Section 2. Dividends on each outstanding share of Series B Preferred Stock shall be payable in cash, or at the option of the Corporation, in such number of shares of Series B Preferred Stock as is set forth in Section 2(d) below, and accrue (whether or not earned or declared) at the rate of 8% per annum on the sum of (i) the Purchase Price and (ii) all accumulated and unpaid dividends accrued thereon from the date of issuance thereof (the "SERIES B DIVIDENDS"). Such dividends will be calculated and accrued on a quarterly basis on the last day of each fiscal quarter of the Corporation in respect of the prior three month period prorated on a daily basis for partial periods.

          (b) If the Corporation at any time pays less than the total amount of Series B Dividends then accrued with respect to the Series B Preferred Stock, such payment shall be distributed ratably among the Holders based upon the aggregate accrued but unpaid Series B Dividends on the Series B Preferred Stock held by each such Holder.

          (c) In the event that the Corporation declares or pays any dividends upon the Common Stock (whether payable in cash, securities or other property) other than dividends payable solely in shares of Common Stock, the Corporation shall also declare and pay to the Holders at the same time that it declares and pays such dividends to the holders of the Common Stock, the dividends which would have been declared and paid with respect to the Series B Preferred Stock had all of the outstanding Series B Preferred Stock been converted in accordance with Section 6(a) immediately prior to the record date for such dividend, or if no record date is fixed, the date as of which the record holders of Common Stock entitled to such dividends are to be determined.

          (d) The Corporation may pay the Series B Dividends to each Holder by the issuance of such number of shares of Series B Preferred Stock as equals the quotient of (i) the accrued and unpaid Series B Dividends with respect to the shares of Series B Preferred Stock held such Holder and (ii) the Purchase Price.

          3. LIQUIDATION PREFERENCE. (a) In the event of any (each a "LIQUIDATION EVENT") liquidation, dissolution or winding up of the affairs of the Corporation, either voluntarily or involuntarily, each Holder shall be entitled, after payment of the Corporation's debts and other liabilities and any preferential amounts due to the holders of Senior Capital Stock, to be paid in full, before any distribution is made on any Junior Capital Stock but on a pari passu basis with any distribution on Parity Capital Stock, an amount (the "LIQUIDATION AMOUNT") with respect to each share of Series B Preferred Stock held by such Holder equal to the sum of (i) the product of (x) the Purchase Price and (y) two and (ii) the Series B Dividends accrued on such share of Series B Preferred Stock. After payment of the preferences to all holders of preferred stock of the Corporation, all remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock, Series B Preferred Stock (on an as-if converted to Common Stock basis) and any other Capital Stock of the Corporation entitled to share in such distribution.

          (b) Deemed Liquidation. The Majority Holders may elect in writing by notice delivered to the Corporation, prior to the closing of a Sale of the Corporation, to treat a specific proposed Sale of the Corporation (other than a Qualified Sale of the Corporation) as a Liquidation Event for purposes of Section 3(a).

          (c) Partial Payment. The Corporation shall, not later than 20 days prior to the earlier of the record date for the taking of a vote of stockholders with respect to any Liquidation Event or the date set for the consummation of a Liquidation Event, provide to the Holders such information concerning the terms of the Liquidation Event and the value of the assets of the Corporation or such other relevant information as may be reasonably requested by the Holders. If, upon a Liquidation Event, the net assets of the Corporation available for payment to the Holders of Series B Preferred Stock and the holders of Parity Capital Stock are not sufficient to pay in full the Liquidation Amount to the Holders of Series B Preferred Stock and the preferential amounts due to the holders of Parity Capital Stock, the Holders of Series B Preferred Stock and the holders of Parity Capital Stock shall share equally and ratably in any distribution of assets of the Corporation in proportion to the full liquidation preference to which each is entitled.

          (d) No Additional Distributions. Holders of Series B Preferred Stock shall not be entitled to any additional distribution in the event of any Liquidation Event in excess of the amount set forth in Section 3(a) hereof.

          4. VOTING RIGHTS OF SERIES B PREFERRED STOCK. (a) Except as otherwise required by law or as provided herein, each Holder of Series B Preferred Stock shall be entitled to vote on all matters and shall be entitled to that number of votes equal to the number of shares of Common Stock into which such Holder's shares could be converted pursuant to the provisions of Section 6(a) hereof on the record date for the determination of stockholders entitled to vote on such matter or, if no such record date is established, on the date such vote is taken or any written consent of stockholders is solicited, provided, however, that, solely for purposes of determining the number of votes a Holder of Series B Preferred Stock is entitled to pursuant to this Section 4, the Conversion Price (as defined in Section 6(d) hereof), if then less than $2.8438, shall be deemed to be $2.8438 (the shares deemed convertible for purposes of such determination shall be hereinafter referred to as the "Holders' Voting Shares"). Except as otherwise expressly provided herein or as required by law, the Holders of shares of the Series B Preferred Stock shall vote together with the holders of shares of the Corporation's Common Stock as a single class on all matters. The Holders shall be entitled to notice of all stockholders meetings in accordance with the Corporation's by-laws and General Corporation Law of the State of Delaware.

          (b) Notwithstanding the above paragraph or any provision to the contrary contained herein, the Holders of Series B Preferred Stock shall be entitled, voting together as a separate single class, to nominate, and upon amendment of the Corporation's Certificate of Incorporation as described below to elect, two (2) members of the Board of Directors in accordance with the terms set forth in this Section 4(b) and subject to the limitations set forth in Section 4(c) below. Until such time as the Corporation's stockholders have approved an amendment to the Corporation's Certificate of Incorporation (the "Charter Amendment") providing for the right of the Holders of Series B Preferred Stock to elect two (2) members of the Board of Directors and such Charter Amendment is filed with the Delaware Secretary of State and effective (the "Charter Amendment Effective Date") and subject to the limitations set forth in Section 4(c) below, the Holders of Series B Preferred Stock, voting together as a separate single class, are entitled to designate two (2) nominees for election to the class of the Board of Directors whose term expires at the Corporation's 2001 Annual Stockholders Meeting ("Class III") and at each subsequent election of Class III directors prior to the Charter Amendment Effective Date, and the Board of Directors shall nominate such designees and recommend to the Corporation's stockholders that such designees be elected as members of Class III of the Board of Directors.

          With respect to the two (2) directors to be designated for nomination by the Holders of Series B Preferred Stock, one individual shall be designated by SCP Private Equity Partners II, L.P. ("SCP") so long as SCP holds any Series B Preferred Stock (the "SCP Designee for Nomination") and one individual shall be designated by Tandem PCS Investments, L.P. ("Tandem") so long as Tandem holds any Series B Preferred Stock (the "Tandem Designee for Nomination"). For nominees for election at the Corporation's 2001 Annual Stockholders Meeting, each of SCP and Tandem shall notify the Corporation in writing of the identity of its designee no later than ten (10) days following the date on which they become Holders of Series B Preferred Stock. For all subsequent elections of Class III directors, each of SCP and Tandem shall notify the Corporation in writing of the identity of its designee for nomination to Class III of the Board of Directors no later than the last date (the "Designee Notice Due Date") on which shareholder proposals may be submitted for an election year when they have such a right, which notice shall be conclusive evidence of the consent of such designee to serve as a director of the Corporation. In the event either SCP or Tandem fails to provide such notice, the SCP Designee for Nomination and Tandem Designee for Nomination (or the SCP representative and Tandem representative in the case of the notice for the Corporation's 2001 Annual Stockholders' Meeting) serving on the Board of Directors on the Designee Notice Due Date shall be deemed to be renominated. In the event SCP or Tandem has no designee serving (or otherwise designated to serve in the event of the resignation, death, removal or inability to serve of a designee, as provided in the last sentence of this paragraph) on the Board of Directors on the Designee Notice Due Date, the Board of Directors shall be entitled to make the nomination for which such notice was required. In the event either SCP or Tandem fails to hold any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director nomination rights previously held by SCP or Tandem, as the case may be. If neither SCP nor Tandem holds any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director nomination rights previously held by SCP and Tandem. The notice shall include all information with respect to such designee as is required to be included in a proxy statement soliciting proxies for the election of directors pursuant to Regulation 14A of the Exchange Act. In the event of any vacancy arising by reason of the resignation, death, removal (which may include a removal by the Holders of Series B Preferred Stock, with or without cause, at the written request of SCP or Tandem, as applicable, as the party designating such director) or inability to serve of the SCP Designee for Nomination or the Tandem Designee for Nomination, SCP or Tandem, as applicable, shall notify the Corporation of its choice to fill such vacancy, and the Board of Directors shall appoint such person to fill such vacancy and serve until the next meeting of the Corporation's stockholders for the election of Class III directors.

          At all times after the Charter Amendment Effective Date and subject to the limitations set forth in Section 4(c) below, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to elect two (2) members of Class III of the Board of Directors at each election of Class III directors. With respect to the two (2) directors to be designated for election by the Holders of Series B Preferred Stock, one individual shall be designated by SCP so long as SCP holds any Series B Preferred Stock (the "SCP Designee for Election") and one individual shall be designated by Tandem so long as Tandem holds any Series B Preferred Stock (the "Tandem Designee for Election"). Each of SCP and Tandem shall notify the Corporation in writing of the identity of its designee for election to Class III of the Board of Directors no later than the Designee Notice Due Date, which notice shall be conclusive evidence of the consent of such designee to serve as a director of the Corporation. In the event either SCP or Tandem fails to provide such notice, the SCP designee and Tandem designee serving on the Board of Directors on the Designee Notice Due Date shall be deemed to be the applicable designee. In the event either SCP or Tandem has no designee serving (or otherwise designated to serve in the event of the resignation, death, removal or inability to serve of a designee, as provided in the last sentence of this paragraph) on the Board of Directors on the Designee Notice Due Date, the Board of Directors shall be entitled to make the nomination for which such notice was required. In the event SCP or Tandem fails to hold any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director election rights previously held by SCP or Tandem, as the case may be. If neither SCP nor Tandem holds any Series B Preferred Stock, the Holders of Series B Preferred Stock, voting together as a separate single class, shall be entitled to the director election rights previously held by SCP and Tandem. The notice shall include all information with respect to such designee as is required to be included in a proxy statement soliciting proxies for the election of directors pursuant to Regulation 14A of the Exchange Act. In the event of any vacancy arising by reason of the resignation, death, removal (which may include a removal by the Holders of Series B Preferred Stock, with or without cause, at the written request of SCP or Tandem, as applicable, as the party designating such director) or inability to serve of the SCP Designee for Election or the Tandem Designee for Election, SCP or Tandem, as applicable (provided SCP or Tandem, as applicable, then holds Series B Preferred Stock) shall notify the Corporation of its choice to fill such vacancy, and the Board of Directors shall appoint such person to fill such vacancy and serve until the next meeting of the Corporation's stockholders for the election of Class III directors.

          The class voting rights granted to the Holders of Series B Preferred Stock pursuant to this Section 4(b) shall be in addition to, and not in lieu of, the voting rights granted to such Holders under Section 4(a) hereof. Accordingly, the Holders of Series B Preferred Stock shall be entitled to vote together with the holders of shares of the Corporation's Common Stock as a single class with respect to the election of those directors for which the Holders do not have class voting rights.

          (c) Notwithstanding the provisions of Section 4(b) above, the class voting rights to which the Holders of Series B Preferred Stock are entitled pursuant to such section shall be limited, and in certain cases eliminated, in the event the Holders of Series B Preferred Stock fail to maintain certain threshold levels of ownership of the Corporation's voting securities, as set forth below. In the event the sum of (i) the Holders' Voting Shares, plus (ii) the shares of Common Stock issued and outstanding and owned by the Holders (the total of such shares from time to time is hereinafter referred to as the "Holders' Share Total" and with respect to a specific Holder, a "Share Total") constitutes less than 15% of the sum of
     (i) the Corporation's outstanding shares of Common Stock plus (ii) the Holders' Voting Shares (the total of such shares is hereinafter referred to as the "Deemed Outstanding Shares") on a Designee Notice Due Date, the Holders of Series B Preferred Stock shall be entitled to only one designee for nomination or election, as the case may be, with respect to such election. In such case, SCP or Tandem, whichever entity has a higher Share Total, shall be entitled to make such designation. In the event, SCP and Tandem have equal Share Totals on a Designee Notice Due Date on which the Holders are entitled to only one designee, SCP and Tandem shall agree on a mutually acceptable designee. In the event the

     Holders' Share Total constitutes less than 10% of the Deemed Outstanding Shares on a Designee Notice Due Date, the Holders of Series B Preferred Stock shall not be entitled to designate a director for such election and the Holders shall be entitled to voting rights in accordance with Section 4(a) above with respect to such election.

          5. RESTRICTED ACTIONS. (a) The affirmative vote of the Majority Holders, acting by written consent as a separate class or voting separately as a separate class, shall be necessary to authorize the Corporation or any Subsidiary of the Corporation to take any of the following actions:

             (i) authorize, create, issue, modify the material terms of, or change the amount of authorized or issued shares of, any Senior Capital Stock (or any securities convertible into or exchangeable for any Senior Capital Stock) or Indebtedness that by its terms is convertible or exchangeable into Senior Capital Stock (or any securities convertible into or exchangeable for Senior Capital Stock;

             (ii) effect (x) any Sale of the Corporation other than a Qualified Sale of the Corporation or a Qualified Public Offering or (y) any Reorganization of the Corporation;

             (iii) alter the rights, preferences or privileges of the Series B Preferred Stock;

             (iv) increase the authorized number of shares of Series B Preferred Stock;

             (v) redeem, purchase or otherwise acquire any shares of Common Stock or Preferred Stock (or pay into a sinking fund for such purpose); provided, however, that this restriction shall not apply to any redemption specifically permitted pursuant to this Certificate of Designation or to the repurchase of shares of Common Stock at the original purchase price from employees, officers, directors or other persons performing services for the Corporation.

          (b) Notwithstanding the foregoing provisions of this Section 5 and except as otherwise required by law, the creation, authorization or issuance of any shares of any Junior Capital Stock or Parity Capital Stock, or the increase or decrease in the amount of authorized Junior Capital Stock or Parity Capital Stock of any class shall not require the affirmative vote or consent of the Majority Holders and shall not be deemed to materially affect adversely the rights, preferences, privileges or voting rights of shares of Series B Preferred Stock.

          (c) In any case in which the Holders of Series B Preferred Stock shall be entitled to vote (as Holders of Series B Preferred Stock rather than on an as-if-converted basis) pursuant hereto or pursuant to the General Corporation Law of the State of Delaware, each Holder of Series B Preferred Stock entitled to vote with respect to such matters shall be entitled to one vote for each share of Series B Preferred Stock held.

     6.  CONVERSION RIGHTS.

          (a) Optional Conversion. At any time and from time to time, any Holder shall have the right, at its option, to convert all or any portion of the shares of Series B Preferred Stock (including all accrued dividends paid or payable in shares of Series B Preferred Stock and any fraction of a share) held by such Holder into such number of shares of fully paid and nonassessable Common Stock as equals the product of (i) the number of shares of Series B Preferred Stock to be converted by such Holder and (ii) the quotient of (x) the Purchase Price and (y) the Conversion Price in effect on the Conversion Date. Each optional conversion of Series B Preferred Stock shall be deemed to have been effected as of the close of business on the effective date of such conversion specified in a written notice by such Holder to the Corporation (the "CONVERSION DATE"); provided, however, that the Conversion Date shall not be a date earlier than the date such notice is so given, and if such notice does not specify a conversion date, the Conversion Date shall be deemed to be the date such notice is given to the Corporation. On the Conversion Date, the rights of the holder of such Series B Preferred Stock as such Holder shall cease and the Person or Persons in whose name or names any certificate or certificates for shares of Common Stock are to be issued upon such conversion shall be deemed to have become the holder or holders of record of the shares of Common Stock represented thereby. Notwithstanding any other provision hereof, if a voluntary conversion of Series B Preferred Stock is to be made in connection with a public offering other than a Qualified Public Offering or a Sale of the Corporation other than a Qualified Sale of the Corporation, such conversion may, at the election of the Holder, be conditioned upon the consummation of the respective public offering or Sale of the Corporation, in which case such conversion shall not be deemed to be effective until the closing of such public offering or Sale of the Corporation, as the case may be.

          (b) Mandatory Conversion. Immediately upon any Mandatory Conversion Event, all shares of Series B Preferred Stock held by each Holder (including all accrued dividends paid or payable in shares of Series B Preferred Stock and any fraction of a share of Series B Preferred Stock) shall automatically be converted into the number of fully paid and nonassessable shares of Common Stock of the Corporation as equals the product of (i) the number of shares of Series B Preferred Stock held by such Holder and (ii) the quotient of (x) the Purchase Price and (y) the Conversion Price in effect on the Conversion Date. A "MANDATORY CONVERSION EVENT" shall mean (A) the closing of a Qualified Public Offering; (B) the closing of a Qualified Sale of the Corporation or (C) the written election of the Majority Holders, including each Lead Investor.

         (c) Conversion Procedure.

             (i) Delivery of Certificates. As soon as practicable after any conversion of Series B Preferred Stock pursuant to this Section 6, but in any event within ten (10) business days after the holder has delivered the certificates or affidavits of loss, if applicable, evidencing the shares of Series B Preferred Stock converted into shares of Common Stock in accordance herewith, the Corporation shall deliver to the converting holder:

                (x) a certificate or certificates representing, in the aggregate, the number of shares of Common Stock issued upon such conversion in the same name or names as the certificates representing the converted shares (unless such holder shall have provided written notice to the Corporation to issue some or all of such converted shares in another name or names, in which case the Corporation shall deliver such certificates for such converted shares in such other name or names provided such holder delivers to the Corporation an opinion of counsel acceptable to the Corporation specifying that such issuance of converted shares to other parties is permissible under an available exemption from the registration requirements of the Securities Act of 1933, as amended, and the securities laws of any applicable state) and in such denomination or denominations as the converting holder shall specify and a check for cash with respect to any fractional interest in a share of Common Stock; and

                (y) with respect to an optional conversion pursuant to Section 6(a) above, a certificate representing any shares of Series B Preferred Stock that were represented by the certificate or certificates delivered to the Corporation in connection with such conversion but that were not converted.

        From the Conversion Date and until such time as a holder of shares of Series B Preferred Stock shall surrender its certificate or certificates therefor as provided above, such certificates shall be deemed to represent the shares of Common Stock to which such holder shall be entitled upon the surrender thereof.

             (ii) Fully Paid Shares. The issuance of certificates for shares of Common Stock upon conversion of Series B Preferred Stock shall be made without charge to the Holders of such Series B Preferred Stock for any issuance tax in respect thereof or other cost incurred by the Corporation in connection with such conversion and the related issuance of shares of Common Stock. Upon conversion of any shares of Series B Preferred Stock, the Corporation shall take all such actions as are necessary in order to insure that the Common Stock so issued upon such conversion shall be validly issued, fully paid and nonassessable.

             (iii) Timely Conversion. The Corporation shall not close its books against the transfer of Series B Preferred Stock or of Common Stock issued or issuable upon conversion of Series B Preferred Stock in any manner that interferes with the timely conversion of Series B Preferred

        Stock. The Corporation shall assist and cooperate with any holder of shares of Series B Preferred Stock required to make any governmental filings or obtain any governmental approval prior to or in connection with any conversion of shares of Series B Preferred Stock hereunder (including, without limitation, making any filings required to be made by the Corporation). The Corporation shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Corporation upon each such issuance).

             (iv) Reservation of Common Stock. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of issuance upon the conversion of or otherwise pursuant to the terms of the Series B Preferred Stock, such number of shares of Common Stock as are issuable upon the conversion of or otherwise pursuant to the terms of all outstanding Series B Preferred Stock.

             (v) Fractional Shares. No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of the Series B Preferred Stock. If more than one share of Series B Preferred Stock shall be surrendered for conversion at any one time by the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest equal to the fair market value of such fractional interest as determined by the Corporation's Board of Directors.

          (d) Conversion Price. The initial conversion price shall be three and 14/100 dollars ($3.14), which may be adjusted from time to time hereafter (as so adjusted, the "CONVERSION PRICE"). If and whenever on or after the original date of issuance of the Series B Preferred Stock the Corporation issues or sells, or in accordance with Section 6(e) below is deemed to have issued or sold, any shares of its Common Stock or Convertible Securities (other than Excluded Securities) for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issue or sale, then upon such issue or sale, the Conversion Price in effect immediately prior to the time of such issue or sale shall be reduced to an amount equal to the consideration per share applicable to the Common Stock or Convertible Securities so issued or sold or deemed issued or sold in accordance with Section 6(e) below.

          (e) Effect on Conversion Price of Certain Events. For purposes of determining the adjusted Conversion Price under Section 6(d), the following shall be applicable:

             (i) Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities, whether or not the rights to exercise, exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange is less than the Conversion Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon exercise, conversion or exchange of such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this paragraph, the "PRICE PER SHARE FOR WHICH COMMON STOCK IS ISSUABLE" shall be determined by dividing (x) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the cumulative minimum aggregate amount of additional consideration, if any, payable to the Corporation upon the exercise, conversion or exchange thereof and, if applicable, the exercise, conversion and exchange of any other Convertible Securities that such Convertible Securities may be converted into or exchanged for, by (y) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment of the Conversion Price shall be made when Common

        Stock and, if applicable, any other Convertible Securities, are actually issued upon the exercise, conversion or exchange of such Convertible Securities.

             (ii) Change in Exercise, Price or Conversion Rate. If the additional consideration payable to the Corporation upon the exercise, conversion or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for Common Stock, changes at any time, the Conversion Price in effect at the time of such change shall be readjusted to the Conversion Price that would have been in effect at such time had such Convertible Securities that are still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time such Convertible Securities were initially granted, issued or sold.

             (iii) Exceptions for Excluded Securities. Notwithstanding the foregoing, no adjustments shall be made under this Section 6(e) with respect to the issuance of any Excluded Securities.

          (f) Subdivision or Combination of Common Stock. If the Corporation at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in the event the outstanding shares of Common Stock shall be combined (by reverse stock split or otherwise) into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

          (g) Certain Events. If an event not specified in this Section 6 occurs that has substantially the same economic effect on the Series B Preferred Stock as those specifically enumerated, then this Section 6 shall be construed liberally, mutatis mutandis, in order to give the Series B Preferred Stock the intended benefit of the protections provided under this
     Section 6. In such event, the Corporation's Board of Directors shall make an appropriate adjustment in the Conversion Price so as to protect the rights of the Holders.

          (h) Notices.

             (i) Immediately upon any adjustment of the Conversion Price, the Corporation shall give written notice thereof to all Holders, setting forth in reasonable detail and certifying the calculation of such adjustment and the facts upon which such adjustment is based.

             (ii) The Corporation shall give written notice to all Holders at least twenty (20) days prior to the date on which the Corporation closes its books or takes a record (x) with respect to any pro rata subscription offer to Holders of Common Stock, (y) with respect to any Liquidation Event or (z) with respect to any other right afforded to any holder of Common Stock.

          (i) Determination of Consideration. For purposes of this Section 6, consideration received by the Corporation for the issue or sale of Convertible Securities in the form of property other than cash shall be computed at the fair value thereof at the time of such issue, as determined in good faith by the Board of Directors of the Corporation.

          7.  REDEMPTION.

          (a) Unless the following rights are waived or deferred in writing by the Majority Holders (including each Lead Investor), at any time after May 31, 2006, any Holder may elect to have all shares of Series B Preferred Stock held by such Holder redeemed by the Corporation (an "OPTIONAL REDEMPTION"). In any such case, any Holder desiring to exercise its Optional Redemption right (a "REDEEMING HOLDER") shall notify the Corporation in writing of its intent to exercise the rights afforded by this Section 7(a) and specify a date not less than ten (10) nor more than sixty (60) days from the date of such notice on which all of such Holder's shares of Series B Preferred Stock shall be redeemed (an "OPTIONAL REDEMPTION DATE"). Within three (3) Trading Days after receipt by the Corporation of any such notice, the Corporation shall promptly notify each of the other Holders in writing of such Optional Redemption and provide a copy of the notice from such Redeeming Holder with such notice, whereupon each of the other Holders shall have an option for a period of fifteen (15) days to notify the Corporation in writing of its intent to exercise its Optional Redemption right on the Optional Redemption Date. On such Optional Redemption Date, the Corporation shall redeem all shares of Series B Preferred Stock held by such Redeeming Holder as well as all other Holders exercising such Optional Redemption right, as aforesaid, in cash by wire transfer of immediately available funds at a redemption price (the "REDEMPTION PRICE") equal to the sum of (i) the product of (x) the number of shares of Series B Preferred Stock held by such Redeeming Holder and each other Holder, respectively, and (y) the Purchase Price and
     (ii) all accrued but unpaid dividends thereon calculated to the Optional Redemption Date.

          (b) If the funds of the Corporation legally available for redemption of shares of Series B Preferred Stock on an Optional Redemption Date are insufficient to redeem the total number of shares of Series B Preferred Stock requested to be redeemed by Redeeming Holders on such Optional Redemption Date, the Redeeming Holders requesting redemption on such Optional Redemption Date shall share ratably in any funds legally available for redemption of such shares according to the respective amounts that would be payable with respect to the full number of shares owned by them if all such shares were redeemed in full. At any time, and from time to time, thereafter when additional funds of the Corporation are legally available for the redemption of such shares of Series B Preferred Stock, such funds will be used at the earliest permissible time to redeem the balance of such shares, or such portion thereof for which funds are then legally available. Such funds shall not be used by the Corporation for any other purpose, including the redemption by the Corporation of any shares of Convertible Securities which the Corporation is obligated to redeem on any subsequent date. The Corporation shall be obligated to use its reasonable efforts to take such actions as may be necessary in order to permit the full and timely redemption of the shares of Series B Preferred Stock entitled to redemption.

          (c) If, for any reason, the Corporation fails to redeem all shares of Series B Preferred Stock entitled to redemption on any Optional Redemption Date, the unredeemed shares shall remain outstanding and shall continue to have all rights and preferences (including, without limitation, dividend and voting rights) provided for herein and the Holders of such unredeemed shares shall have the ongoing right to be redeemed together with such rights and remedies as may be available under applicable law.

          (d) The notices provided for in this Section 7 shall be sent, (i) if by or on behalf of the Corporation, to the Holders at their respective addresses as shall then appear on the records of the Corporation by first class mail, postage prepaid, notifying such recipient of the redemption, the date of such redemption, the number of shares of Series B Preferred Stock to be redeemed, and the Redemption Price therefor and stating the place or places at which the shares that have been requested to be redeemed shall, upon presentation and surrender of such certificates representing such shares, be redeemed, and (ii) if by or on behalf of a Holder, to the Corporation at its executive office, currently located in Melbourne, Florida.

          (e) Any shares of Series B Preferred Stock redeemed pursuant to this
     Section 7 or otherwise acquired by the Corporation in any manner whatsoever shall be canceled and shall not under any circumstances be reissued; and the Corporation may from time to time take such appropriate corporate action as may be necessary to reduce accordingly the number of authorized shares of Series B Preferred Stock.

          8. EXCLUSION OF OTHER RIGHTS. Except as may otherwise be required by law, the shares of Series B Preferred Stock shall not have any preferences or relative, participating, optional or other special rights, other than those specifically set forth in this Certificate of Designation.

          9. RANK. The Series B Preferred Stock shall, with respect to redemption, dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation, rank (i) senior to all classes of Common Stock of the Corporation, and to each other class of Capital Stock or series of Preferred Stock (including Series A Preferred Stock) now outstanding or hereafter created by the Board of Directors other than Parity Capital Stock or Senior Capital Stock (collectively referred to herein, together with all classes of Common Stock of the Corporation, as the "JUNIOR CAPITAL STOCK"), (ii) equally with any class of Capital Stock or series of Preferred Stock hereafter created by the Board of Directors and which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock as to redemption, dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation (collectively referred to as "PARITY CAPITAL STOCK"); and (iii) junior to each class of Capital Stock or series of Preferred Stock hereafter created by the Board of Directors the terms of which have been approved by the Majority Holders in accordance with Section 5(a)(i) hereof and which expressly provide that such class or series will rank senior to the Series B Preferred Stock as to redemption, dividend distributions and distributions upon liquidation, winding-up and dissolution of the Corporation (collectively referred to as "SENIOR CAPITAL STOCK").

          10. IDENTICAL RIGHTS. Each share of the Series B Preferred Stock shall have the same relative rights and preferences as, and shall be identical in all respects with, all other shares of the Series B Preferred Stock.

          11. CERTIFICATES. So long as any shares of the Series B Preferred Stock are outstanding, there shall be set forth on the face or back of each stock certificate issued by the Corporation a statement that the Corporation shall furnish without charge to each shareholder who so requests, a full statement of the designation and relative rights, preferences and limitations of each class of stock or series thereof that the Corporation is authorized to issue and of the authority of the Board of Directors to designate and fix the relative rights, preferences and limitations of each series.

          12. AMENDMENTS; WAIVERS. Any provision of these terms of the Series B Preferred Stock may be amended, modified or waived if and only if the Majority Holders (including each Lead Investor) have consented in writing or by an affirmative vote to such amendment, modification or waiver of any such provision of this Certificate of Designation.

          13.  DEFINITIONS.

          "ACQUIRER STOCK" has the meaning set forth within the definition of Qualified Sale of the Corporation.

          "CAPITAL STOCK" means (a) as to any Person that is a corporation (i) the authorized shares of such Person's capital stock, including all classes of common, preferred, voting and nonvoting capital stock of such Person,
     (ii) any rights, options or warrants to purchase any capital stock (including all classes of common, preferred, voting and nonvoting capital stock of such Person) of such Person, and (iii) securities of any type whatsoever that are, or may become, convertible into or exercisable or exchangeable for, or that carry or may carry rights to subscribe for, any capital stock (including all classes of common, preferred, voting and nonvoting capital stock of such Person) of such Person; and (b) as to any Person that is not a corporation or an individual (i) the ownership interests in such Person (however evidenced), including, without limitation, the right to share in profits and losses, the right to receive distributions of cash and property, and the right to receive allocations of items of income, gain, loss, deduction and credit and similar items from such Person, whether or not such interests include voting or similar rights entitling the holder thereof to exercise control over such Person, and (ii) any rights, options, warrants or securities of any type whatsoever that are, or may become, convertible into or exercisable or exchangeable for, or that carry or may carry rights to subscribe for, any such ownership interests in such Person.

          "CERTIFICATE OF DESIGNATION" means this Certificate of Designation of the Series B Preferred Stock.

          "CERTIFICATE OF INCORPORATION" means the Certificate of Incorporation of the Corporation, as amended and/or restated from time to time.

          "CLOSING PRICE" means on any day the reported last sale price on such day, or in case no sale takes place on such day, the average of the reported closing bid and ask prices on the principal national securities exchange (which shall include NASDAQ) on which such stock is listed or admitted to trading (and if the Common Stock is listed or admitted to trading on more than one U.S. national or non-U.S. securities exchange, the Corporation shall determine, in its reasonable discretion, the principal securities exchange on which such Common Stock is listed or admitted to trading), as reported by Bloomberg Financial Markets (or a comparable reporting service of national reputation selected by the Corporation and reasonably acceptable to the Majority Holders if Bloomberg Financial Markets is not then reporting the last sale price of such security) ("BLOOMBERG"), or if not listed or admitted to trading on any securities exchange, the last reported sale price of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no last sale price is reported for such security by Bloomberg, the average of the reported closing and bid prices of all market makers for such security as reported in the "PINK SHEETS" by the National Quotation Bureau, Inc., in each case for such date or, if such date was not a trading date for such security, on the next preceding date which was a trading date. If the Closing Price cannot be calculated for such security as of either of such dates on any of the foregoing bases, the Closing Price of such security on such date shall be the fair market value as reasonably determined by an investment banking firm selected by the Corporation and reasonably acceptable to the Majority Holders, with the costs of such appraisal to be borne by the Corporation.

          "COMMON STOCK" means the Corporation's Common Stock, $.001 par value.

          "COMMON STOCK DEEMED OUTSTANDING" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock issuable upon the exercise, conversion or exchange in full of all Convertible Securities whether or not the Convertible Securities are exercisable for, convertible into or exchangeable for, Common Stock at such time.

          "CONVERSION DATE" has the meaning set forth in Section 6(a) hereof.

          "CONVERSION PRICE" has the meaning set forth in Section 6(d) hereof.

          "CONVERTIBLE SECURITIES" means securities or obligations that are exercisable for, convertible into or exchangeable for shares of Common Stock. The term includes options, warrants or other rights to subscribe for or purchase Common Stock or to subscribe for or purchase other securities that are convertible into or exercisable or exchanged for Common Stock.

          "EXCLUDED SECURITIES" means any (a) shares of Common Stock or options to purchase Common Stock, including shares of Common Stock issuable upon exercise of such options, (as the same may be adjusted in connection with any stock split, stock dividend, combination or recapitalization) issued or granted pursuant to employee stock option or executive incentive ownership plans approved by the Board of Directors and the stockholders of the Corporation; (b) the shares of Common Stock issuable upon conversion of any Convertible Securities outstanding on March 30, 2001 (c) the shares of Common Stock issuable upon the conversion of the Series B Preferred Stock; and (d) any shares of Capital Stock issued to the Corporation's shareholders in connection with any stock split, stock dividend or recapitalization.

          "HOLDERS" means the Holders from time to time of shares of Series B Preferred Stock, and the term "HOLDER" means any one of them.

          "JUNIOR CAPITAL STOCK" has the meaning given such term in Section 9 above.

          "LEAD INVESTOR" shall mean any of SCP Private Equity Partners, II, L.P., Tandem PCS Investments, L.P., and Mellon Ventures, L.P. so long as such party holds shares of Series B Preferred Stock.

          "LIQUIDATION AMOUNT" has the meaning set forth in Section 3(a) hereof.

          "LIQUIDATION EVENT" has the meaning set forth in Section 3(a) hereof.

          "LOW TRADING VOLUME" means that the total number of shares of Acquirer Stock (or any Capital Stock into which the Acquirer Stock is convertible into, exercisable or exchangeable for) received or receivable by all holders of Capital Stock of the Corporation in connection with a Sale of the Corporation is greater than the average daily reported volume of Capital Stock of the same class as the Acquirer Stock (or any Capital Stock into which the Acquirer Stock is convertible into, exercisable or exchangeable for) calculated based upon the average daily trading volume of Acquirer Stock on all national securities exchanges and/or the automated quotation system of a registered securities association (as such terms are used in Rule 144 promulgated under the Securities Act of 1933) during the 12 week period immediately preceding the date of the closing of the Sale of the Corporation.

          "MAJORITY HOLDERS" means the Holders of a majority of the outstanding shares of Series B Preferred Stock.

          "MANDATORY CONVERSION EVENT" has the meaning set forth in Section 6(b) hereof.

          "NASDAQ" means the National Association of Securities Dealers Automated Quotation System.

          "OPTIONAL REDEMPTION" has the meaning set forth in Section 7(a) hereof.

          "OPTIONAL REDEMPTION DATE" has the meaning set forth in Section 7(a) hereof.

          "PARITY CAPITAL STOCK" has the meaning set forth in Section 9 hereof.

          "PERSON" means an individual, partnership, corporation, association, trust, joint venture, unincorporated organization and any government, governmental department or agency or political subdivision thereof.

          "PURCHASE PRICE" of any share of Series B Preferred Stock shall be thirty one and 40/100 dollars ($31.40), such price to be equitably adjusted in the event of any stock dividend, stock split, combination, recapitalization or other similar event with respect to the Series B Preferred Stock.

          "QUALIFIED SALE OF THE CORPORATION" means any Sale of the Corporation at a price per share in cash or other securities not less than three times the Conversion Price other than a Sale of the Corporation in which the Holders or any other holders of Capital Stock of the Corporation receive Capital Stock of a Person (the "Acquirer Stock") that is subject to a Significant Restriction.

          "QUALIFIED PUBLIC OFFERING" means any public offering by the Corporation of its Common Stock consummated pursuant to an effective registration statement under the Securities Act of 1933 or any similar federal statute then in force and yielding the Corporation gross proceeds of at least $70,000,000, and at a public offering price per share of not less than three times the then applicable Conversion Price, other than an offering of shares being issued as consideration in a business acquisition or combination or an offering in connection with an employee benefit plan.

          "REORGANIZATION" means any merger, reorganization, recapitalization or consolidation, which affects any Capital Stock of the Corporation, other than a Sale of the Corporation.

          "SALE OF THE CORPORATION" means a single transaction or a series of transactions to which the Corporation is a party pursuant to which a Person or Persons acquire (i) Capital Stock of the Corporation possessing the voting power to elect a majority of the Corporation's board of directors or more than fifty percent (50%) of the voting power of the Corporation (whether by merger, consolidation or sale or transfer of the Corporation's Capital Stock), provided, however, that a Qualified Public Offering or the sale of Series B Preferred Stock that results in an acquisition of voting power shall not be a Sale of the Corporation; or (ii) all or substantially all of the Corporation's assets determined on a consolidated basis.

          "SENIOR CAPITAL STOCK" has the meaning set forth in Section 9 hereof.

          "SERIES A PREFERRED STOCK" means the Corporation's Series A Junior Participating Preferred Stock.

          "SERIES B DIVIDENDS" has the meaning set forth in Section 2(a) hereof.

          "SERIES B PREFERRED STOCK" means the Corporation's Series B Convertible Redeemable Preferred Stock, $.01 par value per share.

          "SIGNIFICANT RESTRICTION" shall mean (a) Low Trading Volume, with respect to any Acquirer Stock that is publicly traded and (b) any shares of a privately-held company or shares of a publicly-traded company that are not registered, or will not be registered within 45 days following an applicable Sale of the Corporation, pursuant to an effective registration statement for resale under the Securities Act of 1933, as amended.

          "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, association or other business entity if such Person or Persons shall be allocated a majority of partnership, association or other business entity gains or losses or shall be or control the managing general partner of such partnership, association or other business entity.

          "TRADING DAY" means, in respect of any securities exchange or securities market, each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

          14. SEVERABILITY OF PROVISIONS. If any right, preference or limitation of the Series B Preferred Stock set forth in this Certificate of Designation (as such Certificate of Designation may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule, law or public policy, all other rights preferences and limitations set forth in this Resolution (as so amended) which can be given effect without implicating the invalid, unlawful or unenforceable right preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other right, preference or limitation unless so expressed herein.

     IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by its President and Chief Executive Officer on May 14, 2001.

                                          By: /s/ R. Lee Hamilton, Jr.
                                            ------------------------------------
                                            R. Lee Hamilton, Jr.
                                            President and Chief Executive
                                              Officer

                                                                       Exhibit B

MKM/032701
161930v1

                          REGISTRATION RIGHTS AGREEMENT

            This Registration Rights Agreement (this "Agreement") is made and entered into as of March__, 2001, by and among AirNet Communications Corporation, a Delaware corporation (the "Company"), SCP Private Equity Partners II, L.P., a _____________limited partnership, Tandem PCS Investments, L.P., a Delaware limited partnership, and [___________] (the "Purchasers ").

            This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and the Purchasers (the "Purchase Agreement").

            The Company and the Purchasers hereby agree as follows:

         1. Definitions

            Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

            "Advice" shall have meaning set forth in Section 3(k).

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of Florida generally are authorized or required by law or other government actions to close.

            "Closing Date" shall have the meaning set forth in the Purchase Agreement.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the Company's common stock, par value $.001 per share.

            "Effectiveness Date" means the 90th day following the Closing Date.

            "Effectiveness Period" shall have the meaning set forth in
Section 2.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Filing Date" means the 45th day following the Closing Date.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities.

            "Indemnified Party" shall have the meaning set forth in Section
5(c).

            "Indemnifying Party" shall have the meaning set forth in Section
5(c).

            "Losses" shall have the meaning set forth in Section 5(a).

            "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Preferred Stock" means the Company's Series B Convertible Redeemable Participating Preferred Stock, par value $.01 per share, issued pursuant to the Purchase Agreement.

            "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

            "Registrable Securities" means the shares of Common Stock issuable
(i) upon conversion in full of the Preferred Stock and (ii) upon exercise in full of the Warrants. The Company shall be required to file additional Registration Statements to the extent the sum of (i) the number of the shares of Common Stock into which Preferred Stock is convertible and (ii) the number of shares of Common Stock issuable upon exercise in full of the Warrants, exceeds the number of shares of Common Stock initially registered in accordance with the immediately preceding sentence. The Company shall have forty-five (45) days to file such additional Registration Statements after notice of the requirement thereof, which the Holders may give at such time when the number of shares of Common Stock as are issuable upon conversion of Preferred Stock and upon exercise of the Warrants, exceeds 85% of the number of shares of Common Stock to be initially registered in a Registration Statement hereunder.

            "Registration Statement" means the registration statement and any additional registration statements contemplated by Section 2, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

            "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Rule 424" means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Warrants" means the common stock purchase warrants issued to the Purchasers pursuant to the Purchase Agreement.

         2. Shelf Registration

            On or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering all Registrable Securities described in the first sentence of the definition of "Registrable Securities" for an offering to be made on a continuous basis pursuant to Rule
415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Registration Statement shall state, to the extent permitted by Rule 416 under the Securities Act, that it also covers such indeterminate number of shares of Common Stock as may be required to effect conversion of the Preferred Stock or exercise of the Warrants, in each case to prevent dilution resulting from stock splits, stock dividends or similar events, or by reason of changes in the Conversion Price in accordance with the terms of the Preferred Stock or by reason of changes in the Exercise Price (as defined in the Warrants) in accordance with the terms of the Warrants. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and shall use its best efforts to keep such Registration Statement continuously effective under the Securities Act until the date which is two years after the date that such Registration Statement is declared effective by the Commission or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or may be sold without volume restrictions pursuant to Rule 144(k) (the "Effectiveness Period").

         3. Registration Procedures

            In connection with the Company's registration obligations hereunder, the Company shall:

            (a) Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such registration shall be on another appropriate form in accordance herewith), and cause the Registration Statement to become effective and remain effective as provided herein; provided, however, that prior to the filing of the Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall, (i) furnish to the Holders and their counsel, copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such Holders and their counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to such Holders, to conduct a reasonable investigation within the meaning of the Securities Act.

            (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities;
(ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as reasonably possible to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holders true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented.

            (c) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of the Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment.

            (d) Furnish to each Holder and their counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) after the filing of such documents with the Commission.

            (e) Deliver to each Holder and their counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

            (f) Prior to any public offering of Registrable Securities, use its best efforts to register or qualify or cooperate with the selling Holders and their counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

            (g) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by applicable law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may request at least five Business Days prior to any sale of Registrable Securities.

            (h) Use its best efforts to cause all Registrable Securities relating to such Registration Statement to be listed on the Nasdaq National Market ("NASDAQ") and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

            (i) Make available for inspection by the selling Holders, any representative of such Holders and any attorney or accountant retained by such selling Holders at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause the officers, directors, agents and employees of the Company and its subsidiaries to supply all information in each case reasonably requested by any such Holder, representative, attorney or accountant in connection with the Registration Statement; provided, however, that any information that is determined in good faith by the Company to be of a confidential nature need not be disclosed in the absence of a customary confidentiality agreement.

            (j) Comply with all applicable rules and regulations of the Commission.

            (k) The Company may require each selling Holder to furnish to the Company such information regarding the distribution of such Registrable Securities and the beneficial ownership of Common Stock held by such Holder as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who unreasonably fails to furnish such information within a reasonable time after receiving such request.

            Each Holder covenants and agrees that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in
Section 3(e) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Holder acknowledges that the Company is currently a party to agreements pursuant to which the Company has granted "piggyback" registration rights to other Persons and that such other Persons may exercise their right to include Company securities they own in the Registration Statement.

            Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company (i) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information; (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose;
(iii) if at any time any of the representations and warranties of the Company contained in any agreement contemplated hereby ceases to be true and correct in all material respects; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (v) of the occurrence of any event that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to the Registration Statement, Prospectus or other documents so that, in the case of the Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

         4. Registration Expenses

            All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the NASDAQ and any subsequent market on which the Common Stock is then listed for trading, and (B) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities may designate)), (ii) printing expenses,
(iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and counsel for the Holders, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder.

         5. Indemnification

            (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, and the officers, directors, agents and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities. The Company shall notify the Holders of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

            (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company and its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising out of or based upon any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising out of or based upon any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company for inclusion in the Registration Statement or such Prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within thirty (30) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

         6. Miscellaneous

            (a) Remedies. In the event of a breach by the Company or by a Holder, of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

            (b) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries shall, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

            (c) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, unless the same shall be in writing and signed by the Company and the Holders of at least two-thirds of the then outstanding Registrable Securities.

            (d) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section prior to 8:00 p.m. (eastern standard time) on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in the Purchase Agreement later than 8:00 p.m. (eastern standard time) on any date and earlier than 11:59 p.m. (eastern standard time) on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:

         If to the Company:                 AirNet Communications Corporation
                                               100 Rialto Place
                                               Suite 300
                                               Melbourne, FL  32901

         With copies to:                    Edwards & Angell, LLP
                                               One North Clematis Street
                                               Suite 400
                                               West Palm Beach, FL 33401
                                               Facsimile No.: (561) 655-8719
                                               Attn: John G. Igoe

         If to the
         Purchasers:                        To the address of such Purchaser
                                            as it appears in the stock
                                            transfer books of the Company

or such other address as may be designated in writing hereafter, in the same manner, by such Person.

            (e) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Each Holder may assign their respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

            (f) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Affiliate of such Holder, any other Holder or Affiliate of any other Holder if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

            (g) Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

            (h) Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflicts of law thereof.

            (i) Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

            (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

            (k) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                            SIGNATURE PAGE TO FOLLOW]

            IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                              AIRNET COMMUNICATIONS CORPORATION



                               By:
                                    --------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                    --------------------------------------------


                               SCP PRIVATE EQUITY PARTNERS II, L.P.



                               By:
                                    --------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                    --------------------------------------------


                               TANDEM PCS INVESTMENTS, L.P.



                               By:
                                    --------------------------------------------
                               Name:
                                    --------------------------------------------
                               Title:
                                    --------------------------------------------

                                SIGNATURE PAGE TO
                      SECOND AMENDED AND RESTATED AGREEMENT
          AMONG SERIES E, SERIES F AND SERIES G PREFERRED STOCKHOLDERS
                    AND SENIOR REGISTRATION RIGHTS AGREEMENT


IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers or agents as of the date first above written.

                                  INVESTOR*


                                  By:
                                     -----------------------------------------
                                  Its:
                                      ----------------------------------------

                                  Date:
                                       ---------------------------------------


* Pursuant to Section 2.7 of this Agreement, the Investor is hereby added as a party to this Agreement with respect to the Common Stock issuable upon (i) the conversion of the Company's Series B Convertible Preferred Stock, par value $.01 per share, purchased by the Investor pursuant to that certain Securities Purchase Agreement of even date herewith among the Company, the Investor and certain other parties (the "Purchase Agreement") and (ii) the exercise of the Common Stock Purchase Warrant issued to the Investor pursuant to the Purchase Agreement (such issuable Common Stock is hereinafter collectively referred to as the "Investor's Series B Securities"), as to which registration rights equivalent to the rights granted hereunder were granted to the Investor under the Purchase Agreement. Accordingly, pursuant to Section 2.7 of this Agreement, the Investor's Series B Securities are deemed to be Registrable Securities under this Agreement.











                [SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                                                      Exhibit C



                        THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE BEEN AND WILL BE ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE STATE SECURITIES LAW OF ANY STATE. THIS WARRANT AND SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM.

                                                                  April __, 2001


                        AIRNET COMMUNICATIONS CORPORATION

                          Common Stock Purchase Warrant


         AIRNET COMMUNICATIONS CORPORATION, a Delaware corporation (the "Company", hereby certifies that, for value received, __________________________________, or its assigns (the "Purchaser"), is entitled, subject to the terms and conditions set forth below, to purchase from the Company that number of fully paid and non-assessable shares of Common Stock, par value $.001 per share, of the Company ("Common Stock"), determined as set forth in Section 1.1, at the purchase price per share of Three and 14/100 Dollars ($3.14) (the "Warrant Price"), at any time or from time to time after the date hereof (the "Issue Date") and before 5:00 p.m., Eastern Time, on the Expiration Date (as defined in Section 1.5).

         This Common Stock Purchase Warrant ("Warrant") is granted in connection with transactions contemplated by the Securities Purchase Agreement, dated April 2, 2001, among the Company, SCP and certain other parties (the "Stock Purchase Agreement") entered into in connection with the Company's offering of Series B Convertible Preferred Stock and warrants (the "Offering"). Unless the context shall otherwise require, capitalized terms used herein shall have the meanings assigned to them in the Stock Purchase Agreement, which also contains rules of construction applicable to this Warrant.

         1. Exercise of Warrant.

         1.1 Number of Shares for Which Warrant is Exercisable. This Warrant shall be exercisable for [30% OF THE NUMBER OF SHARES OF COMMON STOCK INTO WHICH THE PURCHASER'S SERIES B CONVERTIBLE PREFERRED STOCK MAY BE CONVERTED AS OF THE ISSUE DATE] fully paid and non-assessable shares of Common Stock.

         1.2 Manner of Exercise. The holder hereof may exercise this Warrant, in whole or in part in the following manner:

                  (a) Cash Exercise. At anytime, by surrender of this Warrant to the Company on any Business Day at its principal office, which is currently located in Melbourne, Florida, accompanied by a statement in the form of the subscription at the end hereof (or a reasonable facsimile thereof), duly executed by such holder, and by consideration in the amount obtained by multiplying (a) the number of shares of Common Stock designated in such statement by (b) the Warrant Price, and such holder shall thereupon be entitled to receive the number of fully paid and non-assessable shares of Common Stock designated in such statement. The consideration for the exercise of this Warrant shall be
         (i) in the form of cash or a bank cashier's or certified check payable to the order of the Company or (ii) by wire transfer to an account designated in writing by the Company.

                  (b) Cashless Exercise. Notwithstanding anything to the contrary contained in this Warrant, this Warrant may be exercised at any time during the Exercise Period (as defined below) by presentation and surrender of this Warrant to the Company on any Business Day at its principal office, which is currently located in Melbourne, Florida, accompanied by a statement in the form attached hereto (or a reasonable facsimile thereof), duly executed by such holder indicating such holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Warrant Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock issuable upon exercise of this Warrant to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price of a share of the Common Stock on the date of exercise and the Warrant Price, and the denominator of which shall be the then current Market Price per share of Common Stock. For purposes of this Warrant, the term "Market Price" means the average of the closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market by Bloomberg Financial Markets ("Bloomberg") for the five consecutive trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the reported bid prices reported by Bloomberg on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last sales price reported by Bloomberg for such period, or (iii) if the foregoing do not apply, the last sale price of such security in the over-the-counter market on the pink sheets or bulletin board for such security as reported by Bloomberg, or if no sale price is so reported for such security, the last bid price of such security as reported by Bloomberg, or (iv) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

         1.3 When Exercise Effective. Each exercise of this Warrant shall be deemed to have been effective immediately prior to the close of business on the business day on which this Warrant is surrendered to the Company as provided in
Section 1.2, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.4 shall be deemed to have become the holder or holders of record thereof.

         1.4 Delivery of Stock Certificates, Etc. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the holder hereof or as such holder (upon payment by such holder of any applicable transfer taxes) may direct:

                  (a) a certificate or certificates for the number of validly issued, fully paid and non-assessable shares of Common Stock to which such holder shall be entitled upon such exercise, which shares shall be free and clear of all taxes, liens, claims, preemptive or similar rights, and encumbrances, and

                  (b) in case such exercise is in part only, a new Warrant or Warrants of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock equal to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in
         Section 1.2.

         1.5 Expiration. This Warrant shall expire on              , 2011 (said
date is referred to herein as the "Expiration Date" and the period of time between the Issue Date and the Expiration Date is referred to herein as the "Exercise Period").

         2. Adjustments for Consolidation, Merger, Sale of Assets, Reorganization, Etc. In case the Company, (a) shall consolidate with or merge into any person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other person to consolidate with or merge into the Company and the Company shall be the continuing or surviving person, but, in connection with such consolidation or merger, the Common Stock shall be changed into or exchanged for stock or other securities or property of any other person, or (c) shall transfer all or substantially all of its properties and assets to any other person, then, and in each such case, proper provision shall be made so that the holder of this Warrant, upon the exercise of this Warrant at any time after the consummation of such consolidation, merger, transfer, reorganization or reclassification, shall be entitled to receive, in lieu of the Common Stock issuable upon such exercise prior to such consummation, the stock and other securities and property that such holder would have been entitled to upon such exercise if such holder had so exercised this Warrant immediately prior thereto.

         3. Antidilution Provisions. Prior to the Expiration Date, the Warrant Price and the number of shares of Common Stock purchaseable hereunder ("Warrant Shares") shall be subject to adjustment from time to time as provided in this
Section 3.

         (a) Adjustment of Warrant Price and Number of Shares upon Issuance of Common Stock. Except as otherwise provided in Sections 3(b)(iv), 3(c) and 3(e) hereof, if and whenever during the Exercise Period, after the Issue Date, the Company issues or sells, or in accordance with Section 3(b) hereof is deemed to have issued or sold, any shares of Common Stock for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the issuance of such shares (other than any issuance pursuant to the Stock Purchase Agreement and shares of Series B Convertible Preferred Stock issued as dividends on the Company's Series B Convertible Preferred Stock (a "Dilutive Issuance"), then effective immediately upon the Dilutive Issuance, the Warrant Price in effect immediately prior to each such issuance shall forthwith be reduced to the lowest price per share paid for such Common Stock (or deemed paid for such Common Stock pursuant to Section 3(b)(v) below).

         (b) Effect on Warrant Price of Certain Events. For purposes of determining the adjusted Warrant Price under Section 3(a) hereof, the following will be applicable:

            (i) Issuance of Rights or Options. If the Company in any manner issues or grants any warrants, rights or options, whether or not immediately exercisable, to subscribe for or to purchase Common Stock or other securities exercisable, convertible into or exchangeable for Common Stock ("Convertible Securities") (such warrants, rights and options to purchase Common Stock or Convertible Securities are hereinafter referred to as "Options") and the price per share for which Common Stock is issuable upon the exercise of such Options is less than the Warrant Price in effect on the date of issuance of such Options ("Discounted Options"), then the maximum total number of shares of Common Stock issuable upon the exercise of all such Discounted Options (assuming full exercise, conversion or exchange of Convertible Securities, if applicable) will, as of the date of the issuance or grant of such Discounted Options, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon the exercise of such Discounted Options" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or granting of all such Discounted Options, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Discounted Options, plus, in the case of Convertible Securities issuable upon the exercise of such Discounted Options, the minimum aggregate amount of additional consideration payable upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by
(ii) the maximum total number of shares of Common Stock issuable upon the exercise of all such Discounted Options (assuming full conversion of Convertible Securities, if applicable). No further adjustment to the Warrant Price will be made upon the actual issuance of such Common Stock upon the exercise of such Discounted Options or upon the exercise, conversion or exchange of Convertible Securities issuable upon exercise of such Discounted Options.

            (ii) Issuance of Convertible Securities.

               (A) If the Company in any manner issues or sells any Convertible Securities, whether or not immediately convertible (other than where the same are issuable upon the exercise of Options) and the price per share for which Common Stock is issuable upon such exercise, conversion or exchange (as determined pursuant to Section 3(b)(ii)(B) if applicable) is less than the Warrant Price in effect on the date of issuance of such Convertible Securities, then the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities will, as of the date of the issuance of such Convertible Securities, be deemed to be outstanding and to have been issued and sold by the Company for such price per share. For the purposes of the preceding sentence, the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" is determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the issuance or sale of all such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange thereof at the time such Convertible Securities first become exercisable, convertible or exchangeable, by (ii) the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Convertible Securities. No further adjustment to the Warrant Price will be made upon the actual issuance of such Common Stock upon exercise, conversion or exchange of such Convertible Securities.

               (B) If the Company in any manner issues or sells any Convertible Securities with a fluctuating conversion or Warrant Price or exchange ratio (a "Variable Rate Convertible Security"), then the "price per share for which Common Stock is issuable upon such exercise, conversion or exchange" for purposes of the calculation contemplated by Section 3(b)(ii)(A) shall be deemed to be the lowest price per share which would be applicable (assuming all holding period and other conditions to any discounts contained in such Convertible Security have been satisfied) if the Market Price in effect on the date of issuance of such Convertible Security was 75% of the Market Price in effect on such date (the "Assumed Variable Market Price"). Further, if the Market Price in effect at any time or times thereafter is less than or equal to the Assumed Variable Market Price last used for making any adjustment under this Section 3 with respect to any Variable Rate Convertible Security, the Warrant Price in effect at such time shall be readjusted to equal the Warrant Price which would have resulted if the Assumed Variable Market Price in effect at the time of issuance of the Variable Rate Convertible Security had been 75% of the Market Price in effect at the time of the adjustment required by this sentence.

            (iii) Change in Option Price or Conversion Rate. If there is a change at any time in (i) the amount of additional consideration payable to the Company upon the exercise of any Options; (ii) the amount of additional consideration, if any, payable to the Company upon the exercise, conversion or exchange of any Convertible Securities; or (iii) the rate at which any Convertible Securities are convertible into or exchangeable for Common Stock (in each such case, other than under or by reason of provisions designed to protect against dilution and except when an adjustment is made pursuant to Section 3(b)(ii)(B) hereof), the Warrant Price in effect at the time of such change will be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed additional consideration or changed conversion rate, as the case may be, at the time initially granted, issued or sold.

            (iv) Treatment of Expired Options and Unexercised Convertible Securities. If, in any case, the total number of shares of Common Stock issuable upon exercise of any Option or upon exercise, conversion or exchange of any Convertible Securities is not, in fact, issued and the rights to exercise such Option or to exercise, convert or exchange such Convertible Securities shall have expired or terminated, the Warrant Price then in effect will be readjusted to the Warrant Price which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such expiration or termination (other than in respect of the actual number of shares of Common Stock issued upon exercise or conversion thereof), never been issued.

            (v) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued, granted or sold for cash, the consideration received therefor for purposes of this Warrant will be the amount received by the Company therefor, before deduction of reasonable commissions, underwriting discounts or allowances or other reasonable expenses paid or incurred by the Company in connection with such issuance, grant or sale. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration part or all of which shall be other than cash, the amount of the consideration other than cash received by the Company will be the fair market value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company will be the Market Price thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued in connection with any merger or consolidation in which the Company is the surviving corporation, the amount of consideration therefor will be deemed to be the fair market value of such portion of the net assets and business of the non-surviving corporation as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair market value of any consideration other than cash or securities will be determined in good faith by an investment banker or other appropriate expert of national reputation selected by the Company and reasonably acceptable to the holder hereof, with the costs of such appraisal to be borne by the Company.

            (vi) Exceptions to Adjustment of Warrant Price. No adjustment to the Warrant Price will be made (i) upon the exercise or conversion of any warrants, options, subscriptions, convertible notes, convertible debentures, convertible preferred stock or other convertible securities issued and outstanding at Closing (as defined in the Stock Purchase Agreement) in accordance with the terms of such securities as of such date; (ii) upon the grant or exercise of any stock or options which may hereafter be granted or exercised under any employee benefit plan of the Company now existing or to be implemented in the future, or upon grant or exercise of any stock or options to or by any officer, director or employee of the Company, whether or not under a plan, so long as the issuance of such stock or options is approved by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose; (iii) upon the issuance of any Warrants issued or issuable in accordance with the terms of the Stock Purchase Agreement; (iv) upon exercise of the Warrants; (v) upon the issuance of securities in connection with an underwritten public offering of the Company; and (vi) upon the issuance of securities issued as the result of anti-dilution rights granted to a third party, which securities are outstanding as of the date hereof.

            (c) Subdivision or Combination of Common Stock. If the Company, at any time during the Exercise Period subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Warrant Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company, at any time during the Exercise Period, combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Warrant Price in effect immediately prior to such combination will be proportionately increased.

            (d) Adjustment in Number of Shares. Upon each adjustment of the Warrant Price pursuant to the provisions of this Section 3, the number of shares of Common Stock issuable upon exercise of this Warrant and for which this Warrant is or may become exercisable shall be adjusted by multiplying a number equal to the Warrant Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant and for which this Warrant is or may become exercisable immediately prior to such adjustment and dividing the product so obtained by the adjusted Warrant Price.

            (e) Consolidation or Merger. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities, cash or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger, sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 3 hereof will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger, sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Warrant and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire. Notwithstanding the foregoing, in the event of any consolidation of the Company with, or merger of the Company into, any other corporation, or the sale or conveyance of all or substantially all of the assets of the Company, at any time during the Exercise Period, the holder of the Warrant shall, at its option, have the right to receive, in connection with such transaction, cash consideration equal to the fair market value of this Warrant as determined in accordance with customary valuation methodology used in the investment banking industry.

            (f) Distribution of Assets. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "Distribution"), at any time during the Exercise Period, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

            (g) Notice of Adjustment. Upon the occurrence of any event which requires any adjustment of the Warrant Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Warrant Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

            (h) Minimum Adjustment of Warrant Price. No adjustment of the Warrant Price shall be made in an amount of less than 1% of the Warrant Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Warrant Price.

            (i) No Fractional Shares. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price of a share of Common Stock on the date of such exercise.

            (j) Other Notices. In case at any time:

               (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

               (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

               (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in each such case, the Company shall give to the holder of this Warrant (a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, notice of the date (or, if not then known, a reasonable estimate thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least thirty (30) days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above. Notwithstanding the foregoing, the Company shall publicly disclose the substance of any notice delivered hereunder prior to delivery of such notice to the holder of this Warrant.

            (k) Certain Events. If, at any time after the Issue Date, any event occurs of the type contemplated by the adjustment provisions of this Section 3 but not expressly provided for by such provisions, the Company will give notice of such event as provided in Section 3(g) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Warrant Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

            (l) Certain Definitions.

               (i) "Common Stock Deemed Outstanding" shall mean the number of shares of Common Stock actually outstanding (not including shares of Common Stock held in the treasury of the Company), plus (x) in the case of any adjustment required by Section 3(a) resulting from the issuance of any Options, the maximum total number of shares of Common Stock issuable upon the exercise of the Options for which the adjustment is required (including any Common Stock issuable upon the conversion of Convertible Securities issuable upon the exercise of such Options), and (y) in the case of any adjustment required by
Section 3(a) resulting from the issuance of any Convertible Securities, the maximum total number of shares of Common Stock issuable upon the exercise, conversion or exchange of the Convertible Securities for which the adjustment is required, as of the date of issuance of such Convertible Securities, if any. Except as specifically provided by the foregoing, no other derivative securities (and underlying shares) shall be deemed outstanding for purposes of this definition.

               (ii) "Common Stock," for purposes of this Section 3, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Stock in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 3(e) hereof, the stock or other securities or property provided for in such Section.

         4. Covenants of the Company; No Dilution or Impairment. Until the Expiration Date, or the exercise of this Warrant in full, the Company shall not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but shall at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the generality of the foregoing, the Company:

                  (a) shall take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the exercise of this Warrant; and

                  (b) shall not (i) transfer all or substantially all of its properties and/or assets to any other person, or (ii) consolidate with or merge into any other person where the Company is not the continuing or surviving person, or (iii) permit any other person to consolidate with or merge into the Company where the Company is the continuing or surviving person but, in connection with such consolidation or merger, the Common Stock then issuable upon the exercise of this Warrant shall be changed into or exchanged for stock or other securities or property of any other person unless, in any such case, the other person acquiring such properties and assets, continuing or surviving after such consolidation or merger or issuing or distributing such stock or other securities or property, as the case may be, shall expressly assume in writing and be bound by all the terms of this Warrant.

                  (c) shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed or become listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system; and

                  (d) shall, on or before the date of issuance of any shares of Common Stock issuable upon exercise of this Warrant, take such actions as the Company shall reasonably determine are necessary to qualify such shares of Common Stock for, or obtain exemption for such shares of Common Stock for, sale to the holder of this Warrant upon the exercise hereof under applicable securities or "blue sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the holder of this Warrant prior to such date; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection, (ii) subject itself to general taxation in any such jurisdiction or (iii) file a general consent to service of process in any such jurisdiction.

5.       Notices of Record Date, Etc. If the Company proposes:

                  (a) to take a record of the holders of any class of securities for the purpose of determining holders thereof who are entitled to vote at any meeting of stockholders for any purpose (or to take action by written consent in lieu of a meeting) or who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right; or

                  (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to any other person or any consolidation or merger involving the Company and any other person; or

                  (c) any voluntary or involuntary dissolution, liquidation or winding up of the Company,

the Company shall mail to the holder of this Warrant a notice stating the date or expected date on which any such record is to be taken and, if it relates to a meeting (or action by written consent), the matters to be considered at such meeting (or to be approved by such consent), or the amount and character or such dividend, distribution or right, or the nature of such reorganization, reclassification, transfer, merger, consolidation, dissolution, liquidation or winding-up. Such notice shall be given at least 14 days prior to the date therein specified.

         6. Exchange of Warrant. Upon surrender for exchange of this Warrant, properly endorsed, to the Company, the Company at its expense will issue and deliver to or upon the order of the holder thereof a new Warrant of like tenor, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered.

         7. Replacement of Warrant. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         8. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise. This remedy of specific enforcement shall not be exclusive, and shall be in addition to any other remedy which the holder hereof may have.

         9. Ownership of Warrant. Until this Warrant is transferred on the books of the Company, the Company may treat the person in whose name this Warrant is issued as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary, except that, if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary. This Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

         10. Notices. All notices, consents and other communications under this Warrant shall be in writing and shall be deemed given when delivered personally or when mailed by registered mail, return receipt requested, to a party at its address as follows (or such other address as a party may designate by notice given to the other parties pursuant to this Section 10): (a) if to the Company, 3950 Dow Road, Melbourne, FL 32934, Attention: President; and (b) if to the holder of this Warrant, at such address as shall have been furnished to the Company in writing by such holder, or, until an address is so furnished, to [_______________________________________].

         11. Successors. This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation, or acquisition of all or substantially all of the Company's assets.

         12. Registration Rights. The initial holder of this Warrant (and certain assignees thereof) is entitled to the benefit of such registration rights in respect of the shares of Common Stock issuable upon exercise of this Warrant as are set forth in the Stock Purchase Agreement and that certain Second Amended and Restated Agreement among Series E, Series F and Series G Preferred Stockholders and Senior Registration Rights Agreement, dated as of September 7, 1999, and amended as of September 20, 1999, by and among the Company and certain of its stockholders and to which the holder hereof will become a party with respect to such shares on the Issue Date, including the right to assign such rights to certain assignees, as set forth therein.

         13. Miscellaneous.

                  (a) Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is made in writing and executed by both parties.

                  (b) This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Delaware applicable to contracts made and to be performed therein.

         14. Expiration. The right to exercise this Warrant shall expire at 5:00 p.m., Eastern Time, on the Expiration Date.

                               AIRNET COMMUNICATIONS CORPORATION



                               By:
                                  ----------------------------------------------
                                        R. Lee Hamilton
                                        President and Chief Executive Officer

                              FORM OF SUBSCRIPTION

                  [To be signed only upon exercise of Warrant]


TO AirNet Communications Corporation

         The undersigned, the holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, ________ shares of Common Stock of AirNet Communications Corporation and herewith [makes payment of the Warrant Price (as defined in the Warrant) with respect to each share in full][elects to effect a Cashless Exercise (as defined in the Warrant)], and requests that the certificates for such shares be issued in the name of, and delivered to, _______________, whose address if ___________________________________.


Dated:


                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)





Signed in the presence of:

                               FORM OF ASSIGNMENT

                  [To be signed only upon transfer of Warrant]


         For value received, the undersigned hereby sells, assigns and transfers unto _____________________ the right represented by the within Warrant to purchase __________ shares of Common Stock of AirNet Communications Corporation to which the within Warrant relates, and appoints ________________________, Attorney to transfer such right on the books of AirNet Communications Corporation, with full power of substitution in the premises.


Dated:


                                    (Signature must conform in all respects to name of holder as specified on the face of the Warrant)





Signed in the presence of:

                                                                  Exhibit D


                                                              [CLOSING DATE]

To:      Purchasers of Purchased Securities
         named on Schedule 2.1 to the
         Securities Purchase Agreement

         Re:  AirNet Communications Corporation

Ladies and Gentlemen:

         We have acted as counsel to AirNet Communications Corporation, a Delaware corporation (the "COMPANY"), in connection with the issuance and sale of up to 955,414 shares of Series B Convertible Preferred Stock, $.01 par value per share, of the Company (the "SERIES B PREFERRED SHARES") and warrants to purchase up to 2,866,242 shares of the Company's authorized but unissued Common Stock, $0.001 par value per share (the "WARRANTS" and, together with the Series B Preferred Shares, collectively the "PURCHASED SECURITIES"), to the Purchasers named on SCHEDULE 2.1 to that certain Securities Purchase Agreement (the "SECURITIES PURCHASE AGREEMENT") dated as of April 2, 2001 among the Company and the Purchasers (the "OFFERING"). This opinion is being furnished to you pursuant to Section 5.5 of the Securities Purchase Agreement. All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Securities Purchase Agreement.

         We have examined the following documents:

         (a)      Securities Purchase Agreement;

         (b)      Stock certificates evidencing the Series B Preferred Shares;

         (c)      Warrant certificates evidencing the Warrants;

         (d) Registration Rights Agreement (the "REGISTRATION RIGHTS AGREEMENT") and applicable counterpart signature pages thereto signed by the Company and the Purchasers;

         (e) Escrow Agreement ("ESCROW AGREEMENT") dated as of April 2, 2001 among the Company, the Purchasers and SunTrust Bank, as escrow agent (the "ESCROW AGENT");

         (f) Management Rights Letter Agreement dated as of the date hereof between the Company and SCP Private Equity Partners, II, L.P., Information Rights Letter Agreement dated as of the date hereof between the Company and Tandem PCS Instruments, L.P., and Information Rights Letter Agreement dated as of the date hereof between the Company and Mellon Ventures, L.P. (collectively, the "INVESTOR RIGHTS AGREEMENTS");

         (g) Certificate of Incorporation of the Company, certified by the Delaware Secretary of State as of April ___, 2001, as amended by the Certificate of Designation for Series B Convertible Preferred Stock (the "CHARTER AMENDMENT"), certified by the Delaware Secretary of State as of May ___, 2001 (collectively, the "CHARTER");

         (h) Certificate of the Delaware Secretary of State dated April ___, 2001 as to the valid legal existence of the Company as of such date;

         (i) By-laws of the Company, certified by the Secretary of the Company as of the date hereof (the "BY-LAWS");

         (j) Resolutions of the Company's Board of Directors authorizing the issuance and sale of the Purchased Securities and the other transactions contemplated by the Securities Purchase Agreement, certified by the Secretary of the Company as of the date hereof; and

         (k) Resolutions approved by the stockholders of the Company in connection with the stockholder approval of the issuance and sale of the Purchased Securities and the other transactions contemplated by the Securities Purchase Agreement, certified by the Secretary of the Company as of the date hereof.

         The documents described in clauses (a) through (f) above are collectively referred to as the "INVESTMENT DOCUMENTS".

         We also have examined such records and proceedings of the Company, have made such searches and examined such other documents, statutes, public records and certificates of officers of the Company and of public officials, and have considered such questions of law, as we have considered necessary in order to enable us to give the opinions herein expressed. However, in connection with the opinion provided in paragraph 8 below, we advise you that we have not conducted a search of the dockets of all courts or other governmental entities or undertaken a judgment search for judgments against the Company in all jurisdictions, where there could exist evidence of any litigation, proceeding or investigation at law or in equity or in arbitration pending or threatened against the Company.

         The opinions herein expressed relate only to the laws of the State of Florida, the General Corporation Law of the State of Delaware and the federal laws of the United States.

         In giving the opinions herein expressed, we have assumed the legal capacity of all natural persons, the genuineness of all signatures (other than those on behalf of the Company) appearing on the documents examined by us, the authenticity and completeness of all documents submitted to us as originals and the conformity to the originals of all documents submitted to us as certified, notarized, conformed or photostatic copies or facsimiles. With respect to all matters of fact (including factual conclusions and characterizations and descriptions of purpose, intention, or other state of mind), we have relied entirely upon the representations of the parties set forth in the Investment Documents and representations and certifications of officers of the Company set forth in the President and Chief Executive Officer's Certificate and the Officer's Certificate (collectively, the "OFFICER'S CERTIFICATES") attached as Exhibit A hereto, and have assumed the accuracy of those representations and certificates. The opinions expressed below are made in reliance upon the accuracy of the representations and other factual information contained in the Investment Documents and Officer's Certificates and otherwise obtained during our examination of the documents and other matters described above. Expect to the extent expressly set forth herein, however, we have not undertaken any independent investigation to determine the existence or absence of such facts, and no inference as to our knowledge of the existence or absence of such facts should be drawn from our representation of the Company.

         When an opinion or other statement set forth herein is given to our knowledge, with reference to matters of which we are aware or that are known to us, or with a similar qualification, the relevant knowledge or awareness is limited solely to the actual knowledge of the individual lawyers who are currently partners or employees in this firm who have participated directly in the specific transactions to which this opinion letter relates or who represent the Company on a regular basis.

         We have also assumed the due authorization, execution and delivery by the Purchasers and the Escrow Agent of each of the Investment Documents to which they are a party and that each of the Investment Documents to which they are a party is enforceable against them.

         The opinions express below are subject to the following qualifications:

         (a) The validity and enforceability of the Investment Documents may be subject to and affected by applicable bankruptcy, insolvency, fraudulent conveyance, equitable subordination, reorganization, arrangement, moratorium, avoidance or other laws relating to or affecting the rights of creditors generally.

         (b) The validity and enforceability of the Investment Documents and particular provisions thereof are subject to or may be affected by limitations imposed by general principles of equity and the availability of equitable remedies (regardless of whether enforcement is considered in proceedings at law or in equity) and by limitations on the availability of specific performance, injunctive relief or other equitable remedies.

         (c) The validity and enforceability of the Investment Documents may be subject to or affected by statutory or decisional law limiting or rendering ineffective obligations to indemnify or the waiver or release of rights or defenses.

         (d) Certain rights, remedies, forfeitures, penalties, waivers or elections contained in the Investment Documents may be rendered ineffective or limited by applicable laws or judicial decisions governing such provisions, but such laws and judicial decisions do not, in our opinion, make the Investment Documents inadequate for the substantive realization of the benefit intended to be provided thereby.

         Based and relying upon and subject to the foregoing, we are of the opinion that:

         1. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

         2. The Company has the corporate power and authority to carry on its business as presently conducted, to enter into and perform each of the Investment Documents, to issue, sell and deliver the Purchased Securities and to issue and deliver the Common Stock upon conversion or exercise of the Purchased Securities.

         3. All necessary corporate and stockholder action has been taken under Delaware law and under the Charter and By-Laws by or on behalf of the Company to authorize the execution, delivery and performance of each of the Investment Documents. Each of the Investment Documents has been duly executed and delivered by or on behalf of the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with their respective terms.

         4. The execution and delivery by the Company of the Investment Documents and the consummation of the transactions contemplated thereby, including, without limitation, the issuance of the Purchased Securities in accordance with the Securities Purchase Agreement and the issuance of the Common Stock upon the conversion or exercise of the Purchased Securities, do not and will not: (i) conflict with the Charter or By-laws of the Company, (ii) violate any judgment, decree, order, writ, law, statute, rule or regulation known to us to be applicable to the Company, or (iii) constitute a default under any material agreement known to us to which the Company is a party or by which it is bound.

         5. The Charter Amendment has been duly authorized by the Company and duly filed with the Delaware Secretary of State, has become effective and is legally valid, binding and enforceable against the Company.

         6. Each of the Purchased Securities has been duly authorized and, upon issuance, delivery and payment for the Preferred Shares in accordance with the Securities Purchase Agreement, such shares will be duly issued, fully paid and non-assessable and not subject to any preemptive rights of the holders of any other class or series of capital stock of the Company under the Charter or By-laws or any agreement known to us to which the Company is a party or by which it is bound.

         7. The shares of Common Stock issuable upon the conversion or exercise of Purchased Securities have been duly authorized, have been duly and properly reserved for issuance and upon issuance, (assuming full payment for the shares of Common Stock issuable upon exercise of the Warrants in accordance with the terms of the Warrants) such shares of Common Stock will be duly issued, fully paid and non-assessable and not subject to any preemptive rights of the holders of any other class or series of capital stock of the Company under the Charter or By-laws or any agreement known to us to which the Company is a party or by which it is bound.

         8. Except as disclosed in SCHEDULE 3.9 of the Securities Purchase Agreement, we have no knowledge of any litigation, proceeding or investigation at law or in equity or in arbitration pending or threatened against the Company which would reasonably be expected to have a Material Adverse Effect on the Company or which would materially and adversely affect the validity or enforceability of, or the authority of the Company to perform its obligations under, the Investment Documents.

         9. All material consents, approvals and authorizations required to be obtained by the Company from any governmental authority or agency in connection with the issuance of the Purchased Securities, or the Common Stock issuable upon conversion or exercise of the Purchased Securities (assuming conversion or exercise of the Purchased Securities on the date hereof), have been obtained or made, other than the following: (i) filings pursuant to Regulation D under the Securities Act; and (ii) required registration, qualification or filings under any state securities or "Blue Sky" laws or regulations thereunder.

         We have participated in advising the Company as to the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the applicable rules and regulations thereunder. We also have participated in conferences with officers and other representatives of the Company, at which matters related to the Offering were discussed. There is no assurance that all possible material facts as to the Company were disclosed at such conferences or that our familiarity with the Company's business is such that we have necessarily recognized the materiality of such facts that were disclosed. Although we have made certain inquiries and investigations in connection with the Offering, we have not, except with respect to matters expressly covered by this opinion, independently checked or verified the accuracy or completeness of the information provided by the Company and the limitations inherent in the role of outside counsel are such that we cannot and do not assume responsibility for or pass on the accuracy or completeness of such information. Subject to the foregoing, nothing has come to our attention to lead us to believe that the Company has done anything that would render unavailable the exemption from registration under Regulation D under the Securities Act, or the exemption from registration under the Florida Securities and Investor Protection Act, in connection with the Offering, it being understood that no opinion is expressed as to any subsequent resale of the Series B Preferred Shares or the Warrants or the Common Stock issuable upon conversion or exercise of the Series B Preferred Shares or the Warrants, or as to compliance with any state (other than Florida) securities laws, rules, regulations or orders.

         The opinions expressed herein are limited in all respects to applicable law as existing on the date hereof. We render no opinion on matters except as specifically stated. In rendering this opinion letter, we do not undertake to advise you or update you of any change in any applicable law or any fact that may occur after the date hereof or to supplement this opinion to reflect any facts or circumstances which may hereafter come to our attention, including changes in laws which may hereafter occur.

         This opinion letter is furnished by us to you solely for your benefit with respect to the transactions contemplated by the Investment Documents. This opinion letter may not be relied upon by any other person or entity or for any other purpose without, in each case, our express written consent. This opinion is not to be referred to or quoted in any document, report or financial statement, or filed with, or delivered to, any governmental agency or other person or entity, without our prior written consent in each instance.

                                     Very truly yours,

                                     EDWARDS & ANGELL, LLP


                                     By:  ____________________________
                                              Partner

                                                                       Exhibit E

                            CLOSING ESCROW AGREEMENT

         THIS CLOSING ESCROW AGREEMENT (this "AGREEMENT") is made as of April 2, 2001 among AirNet Communications Corporation (the "COMPANY"), the entities designated as Purchaser on the signature page hereto (collectively, "PURCHASERS") and SunTrust Bank ("ESCROW AGENT").

                                    Recitals

         The Company and Purchasers are parties to the Securities Purchase Agreement dated as of the date hereof (the "PURCHASE AGREEMENT") relating to the purchase and sale of shares of the Company's authorized but unissued Series B Convertible Preferred Stock, $0.01 par value (the "PREFERRED SHARES") and certain warrants to purchase shares of the Company's authorized but unissued Common Stock, $0.001 par value per share, described therein (the "WARRANTS" and, together with the Preferred Shares, the "PURCHASED SECURITIES"). In connection with the consummation of the Purchase Agreement, Purchasers are depositing the Escrow Amount (as defined herein) with the Escrow Agent to be held and released as set forth herein.

                                    Agreement

         NOW, THEREFORE, the Company, Purchasers and Escrow Agent hereby agree that, in consideration of the mutual promises and covenants contained herein, Escrow Agent shall hold in escrow and shall distribute the Escrow Funds (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions:

I.       INSTRUCTIONS

         1. Escrow Account. The Escrow Agent has established the account or accounts identified on Exhibit A attached hereto (collectively, the "ESCROW ACCOUNT") into which Purchasers have deposited, or simultaneously with the execution hereof will deposit, the Escrow Amount set forth on Exhibit A attached hereto (the "ESCROW AMOUNT"); provided, that the obligation of each of Purchasers SCP Private Equity Partners II, L.P. and Tandem PCS Investments, L.P. to fund up to $5,000,000 of its portion of the Escrow Account may be delayed for up to eleven (11) business days following the date hereof in accordance with
Section 2.2(a) of the Purchase Agreement (the "DELAYED FUNDING"). The foregoing funds, plus all interest, dividends and other distributions and payments thereon (collectively the "DISTRIBUTIONS"), received by Escrow Agent are collectively referred to herein as the "ESCROW FUNDS." The Escrow Agent shall hold and disburse the Escrow Funds as set forth in this Agreement. During the time that the Escrow Funds are in escrow hereunder, the Escrow Amount shall not be deemed to have been delivered to the Company.

         2. Distribution of Escrow Funds. The Escrow Agent shall promptly release the Escrow Funds to the appropriate parties as described below in the following circumstances:

            (a) upon receipt by the Escrow Agent of written notice (the "CLOSING NOTICE") from the Company of the satisfaction of all of the conditions to closing specified in Articles V and VIII of the Purchase Agreement (other than delivery of the Preferred Shares and Warrants required by Section 5.8 of the Purchase Agreement and the delivery of the purchase price therefor to the Company, but including without limitation evidence of approval of a majority of the Company's common shares outstanding of the transactions contemplated by the Purchase Agreement as may be required by the rules and regulations of the Nasdaq Stock Market Inc.), the Escrow Agent shall, on the Closing Date specified in the Purchase Agreement (i) disburse the Escrow Amount to or at the direction of the Company (in accordance with the wire transfer instructions of the Company set forth on Exhibit B attached hereto or such other written instructions as the Company may give to the Escrow Agent), and (ii) disburse all Distributions, pro rata in relation to the principal amount of the Escrow Funds received from each Purchaser (and taking into account any Delayed Funding), to or at the direction of the Purchasers (to each in accordance with their respective wire transfer instructions set forth on Exhibit B attached hereto or such other written instructions as the Purchasers may give to the Escrow Agent);

            (b) if the Escrow Agent does not receive the Closing Notice on or before June 30, 2001, then on the next succeeding business day, the Escrow Agent shall, automatically and without any need for further action by any party, disburse (i) the principal amount of the Escrow Funds to or at the direction of the Purchasers from whom such funds were received; and (ii) all Distributions, pro rata in relation to the principal amount of the Escrow Funds received from each Purchaser (and taking into account any Delayed Funding), to or at the direction of the Purchasers (in the case of clauses (i) and (ii), to each in accordance with their respective wire transfer instructions set forth on Exhibit B attached hereto or such other written instructions as the Purchasers may give to the Escrow Agent);

            (c) upon receipt by the Escrow Agent of written notice (the "TERMINATION NOTICE") either (A) from the Company or the Purchasers as a result of the termination of the Purchase Agreement under Article XII thereof or (B) from the Purchasers as a result of a failure by the Company's qualified independent auditors to issue an unqualified audit report in connection with the Company's financial statements for the year ended December 31, 2000 included in the Company's annual report on Form 10-K for such year, then on the next business day following the Escrow Agent's receipt of the Termination Notice, the Escrow Agent shall, automatically and without any need for further action by any party, disburse (i) the principal amount of the Escrow Funds to or at the direction of the Purchasers from whom such funds were received; and (ii) all Distributions, pro rata in relation to the principal amount of the Escrow Funds received from each Purchaser (and taking into account any Delayed Funding), to or at the direction of the Purchasers (in the case of clauses (i) and (ii), to each in accordance with their respective wire transfer instructions set forth on Exhibit B attached hereto or such other written instructions as the Purchasers may give to the Escrow Agent);

            (d) if the Escrow Agent receives joint written instructions from the Company and the Purchasers directing the Escrow Agent to disburse the Escrow Funds, then the Escrow Agent shall disburse the Escrow Funds in accordance with such instructions; and

            (e) if the Escrow Agent receives a final order of a court of competent jurisdiction authorizing the Escrow Agent to disburse the Escrow Funds, then the Escrow Agent shall disburse the Escrow Funds in accordance with such order.

            3. Investment of Escrow Funds. The Escrow Agent shall invest or reinvest the Escrow Funds, without distinction between principal and income, in the account set forth on Exhibit A attached hereto or as directed in writing by the Company and the Purchasers. The Escrow Agent shall have no liability for any loss arising from or related to any such investment other than in accordance with paragraph II.5 hereof. For tax purposes, interest and other income earned on the Escrow Funds shall be reported as income of the party to whom the Distributions are disbursed pursuant to paragraph I.2 hereof. Neither the Company nor any Purchaser has any right to receive, pledge, borrow or otherwise obtain the benefits of the Escrow Funds at any time while held in escrow in accordance with this Agreement.

II.      TERMS AND CONDITIONS

         1. The Company hereby covenants and agrees with the Purchasers that the Company will deliver to each of the Purchasers, at the address of each specified on Exhibit C hereto, a copy of the notice to the Escrow Agent specified in paragraph I.2(a) of this Escrow Agreement concurrently with or prior to delivery of such notice to the Escrow Agent, together with evidence of shareholder approval of the transactions specified in the Purchase Agreement from the Company's proxy solicitation agent.

         2. The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein and no duties, responsibilities or obligations shall be inferred or implied. The Escrow Agent shall not be subject to, nor required to comply with, any other agreement between or among any or all of the Company and the Purchasers or to which the Company and the Purchasers are a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from the Company or the Purchasers or any entity acting on its or their behalf. The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

         3. This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever.

         4. If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Funds (including but not limited to orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Escrow Funds), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

         5. (a) The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part. In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon any instruction, notice, demand, certificate or document from the Company or the Purchasers or any entity acting on behalf of the Company or the Purchasers, (ii) for any consequential, punitive or special damages, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians, or (iv) for an amount in excess of the value of the Escrow Funds, valued as of the date of deposit.

            (b) If any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are not promptly paid when due, the Company shall be solely responsible for reimbursing the Escrow Agent and the Escrow Agent may reimburse itself therefor only from Escrow Funds released from escrow to the Company pursuant to this Agreement and may sell, convey or otherwise dispose of any such property for such purpose. The Company shall indemnify, defend and save the Purchasers harmless of, from and against any and all fees, expenses and costs incurred by the Escrow Agent in connection with its obligations under this Escrow Agreement.

            (c) The Escrow Agent may consult with legal counsel at the sole expense of the Company as to any matter relating to this Escrow Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

            (d) The Escrow Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of the Escrow Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).

         6. Unless otherwise specifically set forth herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder. All such collections shall be subject to the Escrow Agent's usual collection practices or terms regarding items received by the Escrow Agent for deposit or collection. The Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

         7. The Escrow Agent shall provide to the Company and the Purchasers monthly statements identifying transactions, transfers or holdings of the Escrow Funds and each such statement shall be deemed to be correct and final upon receipt thereof by the Company and the

Purchasers unless the Escrow Agent is notified in writing to the contrary within thirty (30) business days of the date of such statement.

         8. The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

         9. Notices, instructions or other communications shall be in writing and shall be given via facsimile, hand delivery, overnight delivery (via a nationally recognized overnight courier service), or first-class mail (postage prepaid) to the address set forth in Exhibit C attached hereto (or to such other address as may be substituted therefor by written notification to the Escrow Agent, the Company or the Purchasers). Notices to the Escrow Agent shall be deemed to be given when actually received by the Escrow Agent's Corporate Trust Department. The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications believed by it to have been sent or given by the Company or the Purchasers or by a person or persons authorized by the Company or the Purchasers. Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.

         10. The Company shall be solely liable for and shall reimburse and indemnify the Escrow Agent and hold the Escrow Agent harmless from and against any and all claims, losses, liabilities, costs, damages or expenses (including reasonable attorneys' fees and expenses) (collectively, "LOSSES") arising from or in connection with or related to this Escrow Agreement or being the Escrow Agent hereunder (including but not limited to Losses incurred by the Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its gross negligence or willful misconduct.

         11. (a) The Company and the Purchasers may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days' prior notice in writing signed by the Company and each of the Purchasers. The Escrow Agent may resign at any time by giving to the Company and the Purchasers fifteen (15) calendar days' prior written notice thereof.

            (b) Within ten (10) calendar days after giving the foregoing notice of removal to the Escrow Agent or receiving the foregoing notice of resignation from the Escrow Agent, the Company and the Purchasers shall jointly agree on and appoint a successor Escrow Agent. If a successor Escrow Agent has not accepted such appointment by the end of such 10-day period, the Escrow Agent may, in its sole discretion, deliver the Escrow Funds to the Company and the Purchasers at the addresses provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief. The costs and expenses (including reasonable attorneys' fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by, and be deemed the sole obligation of, the Company.

            (c) Upon receipt of the identity of the successor Escrow Agent, the Escrow Agent shall either deliver the Escrow Funds then held hereunder to the successor Escrow Agent, less the Escrow Agent's fees, costs and expenses or other obligations owed to the Escrow Agent, or hold such Escrow Funds (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

            (d) Upon delivery of the Escrow Funds to a successor Escrow Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

         12. (a) In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Funds, unless the Escrow Agent receives written instructions, signed by the Company and each Purchaser, which eliminates such ambiguity or uncertainty.

            (b) In the event of any dispute between or conflicting claims by or among the Company and the Purchasers and/or any other person or entity with respect to any Escrow Funds, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Funds so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to the Company or any Purchaser for failure or refusal to comply with such conflicting claims, demands or instructions. The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent or (ii) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting. The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary. The costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed the sole obligation of, the Company.

         13. This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York. Each of the Company and the Purchasers hereby submits to the personal jurisdiction of and each agrees that all proceedings relating hereto shall be brought in courts located within the City and State of New York or elsewhere as the Escrow Agent may select. Each of the Company and the Purchasers hereby waives the right to trial by jury and to assert counterclaims in any such proceedings. To the extent that in any jurisdiction the Company or the Purchasers may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each hereby irrevocably agrees not to claim, and hereby waives, such immunity. Each of the Company and the Purchasers waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

         14. Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

         15. The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies. The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

         16. Each of the Company and the Purchasers hereby represents and warrants, as to itself only, (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation and (b) that the execution, delivery and performance of this Escrow Agreement by the Company and the Purchasers, as applicable, do not and will not violate any applicable law or regulation.

         17. The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

         18. This Agreement (together with the Purchase Agreement, as between the Purchasers and the Company) shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto. In the event of any inconsistency between the terms of this Escrow Agreement and the terms of the Purchase Agreement with respect to the subject matter hereof, the terms of this Escrow Agreement shall prevail.

         19. This Escrow Agreement shall terminate upon the distribution of all Escrow Funds. The provisions of these Terms and Conditions shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

         20. No printed or other material in any language, including prospectuses, notices, reports, and promotional material which mentions the Escrow Agent by name or the rights, powers, or duties of the Escrow Agent under this Agreement shall be issued by any other parties hereto, or on such party's behalf, without the prior written consent of the Escrow Agent.

         21. The headings contained in this Escrow Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

         22. This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

         23. The Escrow Agent does not have any interest in the Escrow Funds deposited hereunder but is serving as escrow holder only and having only possession thereof. The Company, alone, shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Funds incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent against any amounts that it is obligated to pay in the way of such taxes. Any payments of income from the Escrow Funds shall be subject to withholding regulations then in force with respect to United States taxes. The parties hereto will provide the Escrow Agent with appropriate W-9 forms for tax I.D., number certifications, or W-8 forms for non-resident alien certifications. It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Funds and is not responsible for any other reporting. This paragraph and paragraph II.10 hereof shall survive notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent.

                            [SIGNATURE PAGE FOLLOWS]

                   SIGNATURE PAGE FOR CLOSING ESCROW AGREEMENT

         IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date set forth above.

COMPANY:                 AIRNET COMMUNICATIONS CORPORATION

                          By:
                               ---------------------------------------
                                Name:  R. Lee Hamilton, Jr.
                                Title: President and Chief Executive Officer

PURCHASER:                SCP PRIVATE EQUITY PARTNERS II, L.P.
                          By:  SCP Private Equity II, General Partner, L.P.,
                                   Its General Partner
                          By:  SCP Private Equity II General Partner, LLC,
                                   Its Manager

                          By:
                               ---------------------------------------
                                 Name:  James W. Brown
                                 Title: A Manager

PURCHASER:                TANDEM PCS INVESTMENTS, L.P.

                          By:
                             --------------------------------------------------
                          Name: Helene Belanger
                                -----------------------------------------------
                          Title: Vice President
                                -----------------------------------------------

                          By:
                             --------------------------------------------------
                          Name:  Lynn C. McDonald
                                -----------------------------------------------
                          Title: Director
                                -----------------------------------------------

PURCHASER:                MELLON VENTURES, L.P.
                          By:  MVMA, L.P., its General Partner
                          By:  MVMA, Inc., its General Partner

                          By:
                             --------------------------------------------------
                          Name:  Joseph A. Woods
                                -----------------------------------------------
                          Title: Associate
                                -----------------------------------------------

ESCROW AGENT:            SUNTRUST BANK, as Escrow Agent

                          By:
                               ---------------------------------------
                                 Name:  Robert E. Jensen
                                 Title: First Vice President

                                                                     Exhibit A
                                    DEPOSITS

1.       Escrow Amount: $30,000,000

2. The Escrow Amount shall be funded as follows ($10,000,000 from each Purchaser, subject to any Delayed Funding in accordance with Section 2.2(a) of the Purchase Agreement):


           Bank:                           SunTrust Bank, Melbourne Branch
           ABA Number:                     # 063102152
           Account Number:                 # 0643643222535
           Reference:                      Securities Purchase Escrow for AirNet
                                           Communications Corp.,
                                           SunTrust Bank as Escrow Agent

                                                                     Exhibit B
                                  DISBURSEMENTS

1.       Company Wire Instructions:
                                    Bank:              SunTrust Bank
                                                       Orlando, Florida
                                    ABA Number:        0631-02152
                                    Swift Number:      SNTRUS3A
                                    Account Name:      AirNet Communications
                                                       Corporation
                                    Account Number:    0643643210564


2.       Purchaser SCP Private      Bank:              --
         Equity Partners II, L.P.   ABA Number:        --
         Wire Instructions:         Account Name:      --
                                    Account Number:    --

3.       Purchaser Tandem PCS       Bank:              Bank of New York
         Investments, L.P.          Swift Code:        IRVT US 3N
         Wire Instructions:                            Compte de Caisse Centrale
                                                       Desjardins, Montreal
                                    Account Number:    890-0300-272
                                                       Chips UID 238324
                                    ABA Number:        021000018

4.       Purchaser Mellon           Bank:              Mellon Bank, N.A.
         Ventures, L.P. Wire        ABA Number:        043-0002-61
         Instructions:              Account Name:      Mellon Ventures, L.P.
                                    Account Number:    021-6928

3.       Escrow Agent Wire          Bank:              SunTrust Bank as Escrow
         Instructions:                                 Agent
                                    ABA Number:        063102152
                                    Account Number:    0643643222535
                                    Reference:         Securities Purchase
                                                       Escrow for AirNet
                                                       Communications Corp.

                                                                     Exhibit C
                                    ADDRESSES

Escrow Agent:                               SunTrust Bank
                                            100 Rialto Place
                                            Melbourne, Florida 32901
                                            Attn:  Mr. Robert E. Jensen
                                            Facsimile:  (321) 676-1143
                                            Telephone:  (321) 676-1191

Company Address:                            AirNet Communications Corporation
                                            3950 Dow Road
                                            Melbourne, Florida 32934
                                            Attention:  President
                                            Facsimile:  (321) 676-9914
                                            Telephone :  (321) 953-6600

with a copy (which shall not
constitute notice) to:                      Edwards & Angell, LLP
                                            One North Clematis, Suite 300
                                            West Palm Beach, Florida 33401
                                            Attention:  John G. Igoe, Esq.
                                            Facsimile:  (561) 655-8719
                                            Telephone:  (561) 833-7700

Purchasers Addresses:                       SCP Private Equity Partners II, L.P.
                                            300 Building
                                            435 Devon Park Drive
                                            Wayne, PA 19087
                                            Attention:  Mr. James W. Brown
                                            Facsimile:  (610) 975-9546
                                            Telephone:  (610) 254-4137

                                            Tandem PCS Investments, L.P.
                                            C/o Life Cycles Holding Co.
                                            1981 Avenue McGill College
                                            Montreal, Quebec H3A 3C7, Canada
                                            Attention:  Ms. Lynn McDonald
                                            Facsimile:  (514) 847-5980
                                            Telephone:  (514) 847-2455

                                            Mellon Ventures, L.P.
                                            In Care of
                                            Mellon Ventures, Inc.
                                            One Mellon Center
                                            Suite 5300
                                            Pittsburgh, PA 15258
                                            Attention:  Mr. Joe Woods

                                                                       EXHIBIT F


                              [AIRNET LETTERHEAD]

                                  May 15, 2001


SCP Private Equity Partners II, L.P.
435 Devon Park Drive, Bldg. 300
Wayne, PA 19087-1945

     Re:  Management Rights

Gentlemen:

     This letter will confirm our agreement that pursuant to and effective as of your purchase of 318,471.33 shares of Series B Convertible Preferred Stock of AirNet Communications Corporation (the "Company"), the Company has agreed to contractually provide SCP Private Equity Partners II, L.P. (the "Investor") with certain management rights with respect to the Company. The Company and the Investor acknowledge that the provisions of this letter agreement are intended to provide the Investor with management rights with respect to the Company within the meaning of the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder. The management rights the Investor shall possess are the following:

          The Investor shall be entitled to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, and management will meet with the Investor regularly during each year at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving such plans.

          The Investor shall have the right to examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, including, but not limited to, all financial statements, operating reports, budgets, and other financial reports, provided that access to highly confidential proprietary information and facilities need not be provided.

          If the Investor is not represented on the Company's Board of Directors, the Company shall give a representative of the Investor, upon written request, copies of all notices, minutes, consents and other material that the Company provides to its directors, except that the representative may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Upon reasonable notice and at a scheduled meeting of the Board of Directors or such other time, if any, as the Board of Directors may determine in its sole discretion, such representative may address the Board of Directors with respect to the Investor's concerns regarding significant business issues facing the Company.

SCP Private Equity Partners II, L.P.
May 15, 2001
Page 2


     The Investor agrees, and any representative of the Investor will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned by it in connection with its rights under this letter agreement. This confidentiality obligation will survive any termination of this letter agreement.

     This letter agreement may not be amended except by a writing signed by the parties hereto.


                                      Very truly yours,



                                      AIRNET COMMUNICATIONS CORPORATION


                                      By: /s/ R. Lee Hamilton, Jr.
                                         _______________________________

                                         Name:  R. Lee Hamilton, Jr.
                                                ________________________

                                         Title: President and CEO
                                                ________________________





Agreed and Accepted as of
the date set forth above:



SCP PRIVATE EQUITY PARTNERS II, L.P.

By:      SCP Private Equity II, General Partner, L.P.,
         its General Partner

By:      SCP Private Equity II General Partner, LLC,
         its Manager

By:      /s/ James W. Brown
         _________________________________

         Name:  James W. Brown
                __________________________

         Title: Manager
                __________________________

                                                                      EXHIBIT G


                              [AIRNET LETTERHEAD]

                                  May 15, 2001

Tandem PCS Investments, L.P.
c/o Live Cycles Holding Co.
1981 McGill College Avenue, 7th Floor
Montreal, Quebec
H3A 1Gl, Canada

     Re:  Information Rights

Gentlemen:

     This letter will confirm our agreement that pursuant to and effective as of your purchase of 318,471.33 shares of Series B Convertible Preferred Stock of AirNet Communications Corporation (the "Company"), the Company has agreed to contractually provide Tandem PCS Investments, L.P. and its affiliates (the "Investor") with certain information rights with respect to the Company. The Company and the Investor acknowledge that the provisions of this letter agreement are intended to provide the Investor with certain information rights with respect to the Company. The information rights the Investor shall possess are the following:

          The Investor shall be entitled to consult with and advise management of the Company on significant business issues, including management's proposed annual operating plans, and management will meet with the Investor regularly during each year at the Company's facilities at mutually agreeable times for such consultation and advice and to review progress in achieving such plans.

          The Investor shall have the right to examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, including, but not limited to, all financial statements, operating reports, budgets, and other financial reports, provided that access to highly confidential proprietary information and facilities need not be provided.

          If the Investor is not represented on the Company's Board of Directors, the Company shall give a representative of the Investor, upon written request, copies of all notices, minutes, consents and other material that the Company provides to its directors, except that the representative may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Upon reasonable notice and at a scheduled meeting of the Board of Directors or such other time, if any, as the Board of Directors may determine in its sole discretion, such representative may address the Board of Directors with respect to the Investor's concerns regarding significant business issues facing the Company.

     The Investor agrees, and any representative of the Investor will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned

Tandem PCS Investments, L.P.
May 15, 2001
Page 2


by it in connection with its rights under this letter agreement. This confidentiality obligation will survive any termination of this letter agreement.

     This letter agreement may not be amended except by a writing signed by the parties hereto.


                                               Very truly yours,

                                               AIRNET COMMUNICATIONS CORPORATION


                                               By: /s/ R. Lee Hamilton, Jr.
                                                   -----------------------------
                                               Name:  R. Lee Hamilton, Jr.
                                               Title: President and CEO


Agreed and Accepted as of
the date set forth above:

TANDEM PCS INVESTMENTS, L.P.


By:
    -----------------------------
Name:
    -----------------------------
Title:
    -----------------------------




By:
    -----------------------------
Name:
    -----------------------------
Title:
    -----------------------------

                                                                       Exhibit H



                              [AIRNET LETTERHEAD]

                                  May 15, 2001

Mellon Ventures, L.P.
One Mellon Center, Suite 5300
Pittsburgh, PA  15258-0001

     Re:  Information Rights


Gentlemen:

     This letter will confirm our agreement that pursuant to and effective as of your purchase of 318,471.33 shares of Series B Convertible Preferred Stock of AirNet Communications Corporation (the "Company"), the Company has agreed to contractually provide Mellon Ventures, L.P. and its affiliates (the "Investor") with certain information rights with respect to the Company. The Company and the Investor acknowledge that the provisions of this letter agreement are intended to provide the Investor with certain information rights with respect to the Company. The information rights the Investor shall possess are the following:

          The Investor shall have the right to examine the books and records of the Company and inspect its facilities and may request information at reasonable times and intervals concerning the general status of the Company's financial condition and operations, including, but not limited to, all financial statements, operating reports, budgets, and other financial reports, provided that access to highly confidential proprietary information and facilities need not be provided.

          If the Investor is not represented on the Company's Board of Directors, the Company shall (i) permit a representative of the Investor to attend all of the Company's Board of Directors' meetings (including any meeting of any committee thereof) with full observer status as though he or she was a member of the Board of Directors and (ii) provide a representative of the Investor copies of all notices, minutes, consents and other material that the Company provides to its directors, (to be provided at the same time and in the same manner as is transmitted or communicated to members of its Board of Directors) except that the representative may be excluded from access to any material or meeting or portion thereof if the Company believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information or for other similar reasons. Upon reasonable notice and at a scheduled meeting of the Board of Directors or such other time, if any, as the Board of Directors may determine in its sole discretion, such representative may address the Board of Directors with respect to the Investor's concerns regarding significant business issues facing the Company.

     The Investor agrees, and any representative of the Investor will agree, to hold in confidence and trust and not use or disclose any confidential information provided to or learned

Mellon Ventures, Inc.
May 15, 2001
Page 2


by it in connection with its rights under this letter agreement. This confidentiality obligation will survive any termination of this letter agreement.

     This letter agreement may not be amended except by a writing signed by the parties hereto. The Investor and the Company agree that upon the written request of the Investor made to the Secretary of the Company, that the Investor will immediately cease upon receipt of such notice to be provided any such materials or other confidential materials referenced in the second or third paragraph of this letter. The Company understands that the foregoing sentence is a material inducement to the Investor making the further investment in the Company.



                                   Very truly yours,

                                   AIRNET COMMUNICATIONS CORPORATION

                                   By: /s/ R. Lee Hamilton, Jr.
                                      ____________________________________

                                      Name:  R. Lee Hamilton, Jr.
                                            ______________________________

                                      Title: President and CEO
                                            ______________________________

Agreed and Accepted as of
the date set forth above:


MELLON VENTURES, L.P.

By:   MVMA, L.P., its General Partner
By:   NVMA, Inc., its General Partner

By:__________________________________________

Name:________________________________________

Title:_______________________________________